ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Supplement Dated May 1, 2020

To the following Prospectuses, as supplemented

ALLSTATE PROVIDER PROSPECTUS DATED MAY 1, 2002

SELECT DIRECTIONS PROSPECTUS DATED APRIL 30, 2005

AIM LIFETIME PLUS PROSPECTUS DATED APRIL 30, 2005

AIM LIFETIME PLUS II PROSPECTUS DATED APRIL 30, 2005

CUSTOM PORTFOLIO PROSPECTUS DATED APRIL 30, 2005

The following information supplements the prospectus for your variable annuity contract issued by Allstate Life Insurance Company of New York.

Item 3(c). Risk Factors

Forward-Looking Statements

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments. In addition, forward-looking statements are subject to certain risks or uncertainties that could cause actual results to differ materially from those communicated in these forward-looking statements. These risks and uncertainties include, but are not limited to, those described in the Risk Factors below and elsewhere in this document and those described from time to time in our other documents filed with the Securities and Exchange Commission (“SEC”).

Risks are categorized by (1) insurance and financial services, (2) business, strategy and operations and (3) macro, regulatory and risk environment. Many risks may affect more than one category and are included where the impact is most significant. Consider these cautionary statements carefully together with other factors discussed elsewhere in this document, in filings with the SEC or in materials incorporated therein by reference.

Insurance and financial services

Changes in reserve estimates and amortization of deferred acquisition costs (“DAC”) could materially affect our results of operations and financial condition

We use long-term assumptions, including future investment yields, mortality, morbidity, persistency and expenses in pricing and valuation. If experience differs significantly from assumptions, adjustments to reserves and amortization of DAC may be required that could have a material adverse effect on our results of operations and financial condition.

We may not be able to mitigate the capital impact associated with statutory reserving and capital requirements

Regulatory capital and reserving requirements affect the amount of capital required. Changes to capital or reserving requirements or regulatory interpretations may result in holding additional capital and could require us to increase prices, reduce our sales of certain products, and/or accept a return on equity below original levels assumed in pricing.

A downgrade in financial strength ratings may have an adverse effect on our business

Financial strength ratings are important factors in establishing the competitive position of insurance companies. Rating agencies could downgrade or change the outlook on our ratings due to:

•	Changes in statutory capital

•	Changes in a rating agency’s determination of the amount of capital required to maintain a particular rating

•

Increases in the perceived risk of our investment portfolio, a reduced confidence in management or our business strategy, as well as a number of other considerations that may or may not be under our control

A downgrade in our ratings could have a material effect on our sales, competitiveness, retention, the marketability of our product offerings, liquidity, results of operations and financial condition.

Changes in tax laws may adversely affect profitability of life insurance products

Changes in taxation of life insurance products could reduce sales and result in the surrender of some existing contracts and policies, which may have a material effect on our profitability and financial condition.

Our investment portfolio is subject to market risk and declines in quality which may adversely affect investment income and cause realized and unrealized losses

We continually evaluate investment management strategies since we are subject to risk of loss due to adverse changes in interest rates, credit spreads, equity prices, real estate values, currency exchange rates and liquidity. Adverse changes may occur due to changes in monetary and fiscal policy and the economic climate, liquidity of a market or market segment, investor return expectations and/or risk tolerance, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness. Adverse changes in market conditions could cause the value of our investments to decrease significantly and impact our results of operations and financial condition.

Our investments are subject to risks associated with economic and capital market conditions and factors that may be unique to our portfolio, including:

•	General weakening of the economy, which is typically reflected through higher credit spreads and lower equity valuations

•	Declines in credit quality

•	Declines in market interest rates, credit spreads or sustained low interest rates could lead to further declines in portfolio yields and investment income

•

Increases in market interest rates, credit spreads or a decrease in liquidity could have an adverse effect on the value of our fixed income securities that form a substantial majority of our investment portfolio

•

Weak performance of general partners and underlying investments unrelated to general market or economic conditions could lead to declines in investment income and cause realized losses in our limited partnership interests

•	Concentration in any particular issuer, industry, collateral type, group of related industries, geographic sector or risk type

The amount and timing of net investment income, capital contributions and distributions from our performance-based investments, which primarily includes limited partnership interests, can fluctuate significantly due to the underlying investments’ performance or changes in market or economic conditions. Additionally, these investments are less liquid than similar, publicly-traded investments and a decline in market liquidity could impact our ability to sell them at their current carrying values.

Determination of the fair value and the amount of realized capital losses recorded for impairments of investments includes subjective judgments and could materially impact our results of operations and financial condition

The valuation of the portfolio is subjective, and the value of assets may differ from the actual amount received upon the sale of an asset. The degree of judgment required in determining fair values increases when:

•	Market observable information is less readily available

•	The use of different valuation assumptions may have a material effect on the assets’ fair values

•	Changing market conditions could materially affect the fair value of investments

The determination of the amount of realized capital losses recorded for impairments varies by investment type and is based on ongoing evaluation and assessment of known and inherent risks associated with the respective asset class or investment.

Such evaluations and assessments are highly judgmental and are revised as conditions change and new information becomes available.

We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. Our conclusions may ultimately prove to be incorrect as assumptions, facts and circumstances change. Historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

Changes in market interest rates or performance-based investment returns may lead to a significant decrease in the profitability of our spread-based products

Spread-based products, such as fixed annuities, are dependent upon maintaining profitable spreads between investment returns and interest crediting rates. When market interest rates decrease or remain at low levels, investment income may decline. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields.

Increases in market interest rates can lead to increased surrenders at a time when fixed income investment asset values are lower due to the increase in interest rates. Liquidating investments to fund surrenders could result in a loss that would adversely impact results of operations.

Business, strategy and operations

We operate in markets that are highly competitive and may be impacted by new or changing technologies

Markets in which we operate are highly competitive, and we must continually allocate resources to refine and improve products and services to remain competitive.

There is a significant competition for producers such as exclusive financial specialists. Growth and retention may be materially affected if we are unable to attract and retain effective producers or if those producers further emphasize sales of non-life insurance products. Similarly, growth and retention may be impacted if customer preferences change, including customer demand for direct distribution channels or an increase in point-of-sale distribution channels.

Technological changes may also impact the ways in which we interact and do business with our customers. For example, changing customer preferences may drive a need to redesign our products or distribution model and the way we interact with customers. We may not be able to respond effectively to these changes, which could have a material effect on our results of operations and financial condition.

Many voluntary benefits contracts are renewed annually. There is a risk that employers may be able to obtain more favorable terms from competitors than they could by renewing coverage with us. These competitive pressures may adversely affect the renewal of these contracts, as well as our ability to sell products.

Reinsurance may be unavailable at current levels and prices, which may limit our ability to write new business

Market conditions beyond our control impact the availability and cost of the reinsurance we purchase. Reinsurance may not remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we cannot maintain our current level of reinsurance or purchase new reinsurance protection in amounts we consider sufficient at acceptable prices, we would have to either accept an increase in our risk exposure, reduce our insurance exposure or seek other alternatives.

Reinsurance subjects us to counterparty risk and may not be adequate to protect us against losses arising from ceded insurance

Collecting from reinsurers is subject to uncertainty arising from whether reinsurers or their affiliates have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to recover from a reinsurer could have a material effect on our results of operations and financial condition.

Divestitures of businesses may not produce anticipated benefits resulting in operating difficulties

We may divest portions of our businesses either through a sale or financial arrangements. These transactions may result in continued financial involvement in the divested businesses, such as through reinsurance, guarantees or other financial arrangements, following the transaction. If the acquiring companies do not perform under the arrangements, our financial results could be negatively impacted.

We may be subject to the risks and costs associated with intellectual property infringement, misappropriation and third-party claims

We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property. Third parties may infringe or misappropriate our intellectual property. We may have to litigate to enforce and protect intellectual property and to determine its scope, validity or enforceability, which could divert significant resources and prove unsuccessful. An inability to protect intellectual property or an inability to successfully defend against a claim of intellectual property infringement could have a material effect on our business.

We may be subject to claims by third parties for patent, trademark or copyright infringement or breach of usage rights. Any such claims and any resulting litigation could result in significant expense and liability. If third-party providers or we are found to have infringed a third-party intellectual property right, either of us could be enjoined from providing certain products or services or from utilizing and benefiting from certain methods, processes, copyrights, trademarks, trade secrets or licenses. Alternatively, we could be required to enter into costly licensing arrangements with third parties or implement a costly work-around. Any of these scenarios could have a material effect on our business and results of operations.

Macro, regulatory and risk environment

Conditions in the global economy and capital markets could adversely affect our business and results of operations

Global economic and capital market conditions could adversely impact demand for our products, returns on our investment portfolio and results of operations. The conditions that would have the largest impact on our business include;

•	Low or negative economic growth

•	Sustained low interest rates

•	Rising inflation

•	Substantial increases in delinquencies or defaults on debt

•	Significant downturns in the market value or liquidity of our investment portfolio

•	Reduced consumer spending and business investment

Stressed conditions, volatility and disruptions in global capital markets or financial asset classes could adversely affect our investment portfolio.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or obtain credit on acceptable terms

In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. Our access to additional financing depends on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. In such circumstances, our ability to obtain capital to fund operating expenses may be limited, and the cost of any such capital may be significant.

A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business

A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.

The failure in cyber or other information security controls, as well as the occurrence of events unanticipated in our disaster recovery processes and business continuity planning, could result in a loss or disclosure of confidential information, damage to our reputation, additional costs and impair our ability to conduct business effectively

We depend heavily on computer systems, mathematical algorithms and data to perform necessary business functions. There are threats that could impact our ability to protect our data and systems; if the threats are successful, they could impact confidentiality, integrity and availability:

•	Confidentiality - protecting our data from disclosure to unauthorized parties

•	Integrity - ensuring data is not changed accidentally or without authorization and is accurate

•	Availability - ensuring our data and systems are accessible to meet our business needs

We collect, use, store or transmit a large amount of confidential, proprietary and other information (including personal information of customers or employees) in connection with the operation of our business. Systems are subject to increased attempted cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering.

We constantly defend against threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. Events like these could jeopardize the information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction.

These risks may increase in the future as threats become more sophisticated and we develop additional remote connectivity solutions to serve our employees and customers and build and maintain an integrated digital enterprise. Our increased use of third-party services (e.g., cloud technology and software as a service) can make it more difficult to identify and respond to cyberattacks in any of the above situations. Third parties to whom we outsource certain functions are also subject to these risks.

Personal information is subject to an increasing number of federal, state, local and international laws and regulations regarding privacy and data security, as well as contractual commitments. Any failure or perceived failure by us to comply with such obligations may result in governmental enforcement actions and fines, litigation or public statements against us by consumer advocacy groups or others and could cause our employees and customers to lose trust in us, which could have an adverse effect on our reputation and business.

The occurrence of a disaster, such as a natural catastrophe, pandemic, industrial accident, blackout, terrorist attack, war, cyberattack, computer virus, insider threat, unanticipated problems with our disaster recovery processes, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of employees were unavailable in the event of a disaster, our ability to effectively conduct business could be severely compromised. Our systems are also subject to compromise from internal threats.

We are subject to extensive regulation, and potential further restrictive regulation may increase operating costs and limit growth

We operate in the highly regulated insurance sector and are subject to extensive laws and regulations that are complex and subject to change. Changes may lead to additional expenses, increased legal exposure, increased reserve or capital requirements limiting our ability to grow or to achieve targeted profitability. Moreover, laws and regulations are administered and enforced by governmental authorities that exercise interpretive latitude, including state insurance regulators; state securities administrators; state attorneys general as well as federal agencies including the SEC, the Financial Industry Regulatory Authority, the Department of Labor, and the U.S. Department of Justice. Consequently, compliance with one regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue.

In addition, there is risk that one regulator’s or enforcement authority’s interpretation of a legal issue may change to our detriment. There is also a risk that changes in the overall legal environment may cause us to change our views regarding the actions we need to take from a legal risk management perspective. This could necessitate changes to our practices that may adversely impact our business. In some cases, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. These laws and regulations may limit our ability to grow or to improve the profitability of our business.

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business

The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry.

The Federal Insurance Office (“FIO”) and Financial Stability Oversight Council (“FSOC”) were established and the federal government may enact reforms that affect the state insurance regulatory framework. The potential impact of state or federal measures that change the nature or scope of insurance and financial regulation is uncertain but may make it more expensive for us to conduct business and limit our ability to grow or achieve profitability.

Losses from legal and regulatory actions may be material to our results of operations, cash flows and financial condition

From time to time, we are involved in various legal actions, some of which involve claims for substantial or indeterminate amounts. We are also involved in various regulatory actions and inquiries, including market conduct exams by state insurance regulatory agencies. In the event of an unfavorable outcome in any of these matters, the ultimate liability may be more than amounts currently accrued, and may be material to our results of operations, cash flows and financial condition.

Changes in or the application of accounting standards issued by standard-setting bodies and changes in tax laws may adversely affect our results of operations and financial condition

Our financial statements are subject to the application of accounting principles generally accepted in the United States of America, which are periodically revised, interpreted and/or expanded. Accordingly, we may be required to adopt new guidance or interpretations, which may have a material effect on our results of operations and financial condition and could adversely impact financial strength ratings.

•

Pending changes to accounting for long-duration insurance contracts such as traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products will have a material effect on reserves and could adversely impact financial strength ratings

•	Realization of our deferred tax assets assumes that we can fully utilize the deductions recognized for tax purposes; we may recognize additional tax expense if these assets are not fully utilized

•	New tax legislative initiatives may be enacted that may impact our effective tax rate and could adversely affect our tax positions or tax liabilities

Loss of key vendor relationships or failure of a vendor to protect our data, confidential and proprietary information, or personal information of our customers or employees could adversely affect our operations

We rely on services and products provided by many vendors in the U.S. and abroad. These include, vendors of computer hardware, software, cloud technology and software as a service, as well as vendors and/or outsourcing of services such as:

•	Call center services

•	Human resource benefits management

•	Information technology support

•	Investment management services

If any vendor becomes unable to continue to provide products or services, or fails to protect our confidential, proprietary, and other information, we may suffer operational impairments and financial losses.

Our ability to attract, develop, and retain talent to maintain appropriate staffing levels, and establish a successful work culture is critical to our success

Competition from within the insurance industry and from other industries, including the technology sector, for qualified employees with highly specialized knowledge in areas such as underwriting, data and analytics, technology and e-commerce has often been intense and we have experienced increased competition in hiring and retaining employees.

Factors that affect our ability to attract and retain such employees include:

•	Compensation and benefits

•	Training and re-skilling programs

•	Reputation as a successful business with a culture of fair hiring, and of training and promoting qualified employees

•	Recognize and respond to changing trends and other circumstances that affect employees

The unexpected loss of key personnel could have a material adverse impact on our business because of the loss of their skills, knowledge of our products and offerings and years of industry experience and, in some cases, the difficulty of promptly finding qualified replacement personnel.

Misconduct or fraudulent acts by employees, agents and third parties may expose us to financial loss, disruption of business, regulatory assessments and reputational harm

The company and the insurance industry are inherently susceptible to past and future misconduct or fraudulent activities by employees, representative agents, vendors, customers and other third parties. These activities could include:

•	Fraud against the company, its employees and its customers through illegal or prohibited activities

•	Unauthorized acts or representations, unauthorized use or disclosure of personal or proprietary information, deception, and misappropriation of funds or other benefits

Item 11(a). Description of Business

Allstate Life Insurance Company of New York (“Allstate Life of New York” or “ALNY”) was incorporated in 1967 as a stock life insurance company under the laws of the State of New York. In 1984, Allstate Life of New York was purchased by Allstate Life Insurance Company (“ALIC”). Allstate Life of New York is a wholly owned subsidiary of ALIC, a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company (“AIC”), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding stock of AIC is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the “Corporation”), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is one of the largest publicly held personal lines insurers in the United States. Widely known through the “You’re In Good Hands With Allstate®” slogan, Allstate is the third largest personal property and casualty insurer in the United States on the basis of 2018 statutory direct premiums written according to A.M. Best.

In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not required to prepare financial statements in conformity with accounting principles generally accepted in the United States of America. We frequently use industry publications containing statutory financial information to assess our competitive position.

Products and distribution

We sell traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products to customers in the state of New York. We sell products through Allstate exclusive agents and exclusive financial specialists, and workplace enrolling independent agents. We previously offered and continue to have in force deferred fixed annuities and immediate fixed annuities (including standard and sub-standard structured settlements).

The table below lists our current distribution channels with the associated products and target customers.

Distribution Channels	Proprietary Products	Target Customers
Allstate exclusive agencies and exclusive financial specialists	Term life insurance Whole life insurance Interest-sensitive life insurance Variable life insurance	Middle market consumers with family and financial protection needs
Workplace enrolling independent agents and benefits brokers	Workplace voluntary accident and health insurance: Short-term disability income insurance Accident and critical illness insurance	Middle market consumers with family financial protection needs employed by small, medium, and large size firms

We compete on a variety of factors, including product offerings, brand recognition, financial strength and ratings, price, distribution and customer service. The market for life insurance continues to be highly fragmented and competitive. As of December 31, 2018, there were approximately 350 groups of life insurance companies in the United States.

Allstate Life of New York is subject to extensive regulation, primarily, but not exclusively, from the New York Department of Financial Services (“NYDFS”). The method, extent and substance of such regulation generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to the NYDFS. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency and statutory surplus sufficiency, reserve adequacy, insurance company licensing and examination, agent licensing, agent and broker compensation, policy forms, rate setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices, privacy regulation and data security, corporate governance and risk management.

In July 2018, the NYDFS issued a final regulation adopting a “best interest” standard for the sale of life and annuity products in New York. The regulation was effective on August 1, 2019 for annuity products and February 1, 2020 for life products. This regulation may result in changes to our distribution and compensation practices, which may impact results of operations.

Further, the NYDFS has issued cybersecurity regulations for financial services institutions, including banking and insurance entities, that impose a variety of detailed security measures on covered entities.

In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. For a discussion of statutory financial information, see Note 13 of the financial statements included in Item 11(e). For a discussion of regulatory contingencies, see Note 11 of the financial statements included in Item 11(e). Notes 11 and 13 are incorporated in this Item 11(a) by reference.

As part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) was enacted in 2010. Dodd-Frank created the Federal Insurance Office (“FIO”) within the U.S. Department of the Treasury. The FIO monitors the insurance industry, provides advice to the Financial Stability Oversight Council (“FSOC”), represents the U.S. on international insurance matters, and studies the current regulatory system.

Additional regulations or new requirements may emerge from the activities of various regulatory entities, including the Federal Reserve Board, FIO, FSOC, the National Association of Insurance Commissioners (“NAIC”), and the International Association of Insurance Supervisors (“IAIS”), that are evaluating solvency and capital standards for insurance company groups. In addition, the NAIC has adopted amendments to its model holding company law that have been adopted by some jurisdictions. The outcome of these actions is uncertain; however, these actions may result in changes in the level of capital and liquidity required by insurance holding companies.

We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance or what effect any such measures would have on Allstate Life of New York.

Item 11(b). Description of Property

Allstate Life of New York occupies office space in Hauppauge, New York, and Northbrook, Illinois, that is owned or leased by Allstate Insurance Company. Expenses associated with these facilities are allocated to us. We believe that these facilities are suitable and adequate for our current operations.

Item 11(c). Legal Proceedings

Information required for Item 11(c) is incorporated by reference to the discussion under the heading “Regulation and compliance” in Note 11 of the financial statements included in Item 11(e).

Item 11(e). Financial Statements and Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Allstate Life Insurance Company of New York

Hauppauge, New York

Opinion on the Financial Statements

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2019 and 2018, and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Change in Accounting Principle

As discussed in Note 2 to the financial statements, the Company changed its presentation and method of accounting for the recognition and measurement of financial assets and financial liabilities on January 1, 2018, due to the adoption of FASB Accounting Standards Update No. 2016-01, Financial Instruments - Overall (Subtopic 825-10).

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 6, 2020

We have served as the Company’s auditor since 1995.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Year Ended December 31,
($ in thousands)	2019	2018	2017
Revenues
Premiums (net of reinsurance ceded of $10,600, $11,054, and $11,481)	$108,452	$103,447	$90,941
Contract charges (net of reinsurance ceded of $7,945, $8,279, and $7,954)	77,314	77,194	76,171
Other revenue	1,186	1,414	924
Net investment income	256,006	287,883	310,695
Realized capital gains and losses:
Total other-than-temporary impairment (“OTTI”) losses	(1,202)	(68)	(6,263)
OTTI losses reclassified to (from) other comprehensive income	1,033	(217)	893

Net OTTI losses recognized in earnings	(169)	(285)	(5,370)
Sales and valuation changes on equity investments and derivatives	106,796	(20,269)	71,702

Total realized capital gains and losses	106,627	(20,554)	66,332

Total revenues	549,585	449,384	545,063

Costs and expenses
Contract benefits (net of reinsurance ceded of $13,687, $11,016, and $8,055)	259,013	237,578	230,493
Interest credited to contractholder funds (net of reinsurance ceded of $4,307, $4,533, and $4,805)	86,464	91,482	97,377
Amortization of deferred policy acquisition costs	30,396	16,299	16,992
Operating costs and expenses	45,162	45,964	42,753

Total costs and expenses	421,035	391,323	387,615

Income from operations before income tax expense (benefit)	128,550	58,061	157,448

Income tax expense (benefit)	30,926	12,827	(46,735)

Net income	97,624	45,234	204,183

Other comprehensive income (loss), after-tax
Change in unrealized net capital gains and losses	67,612	(50,575)	(66,210)
Change in unrealized foreign currency translation adjustments	(3,131)	98	2,409

Other comprehensive income (loss), after-tax	64,481	(50,477)	(63,801)

Comprehensive income (loss)	$162,105	$(5,243)	$140,382

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF FINANCIAL POSITION

	December 31,
($ in thousands, except par value data)	2019	2018
Assets
Investments
Fixed income securities, at fair value (amortized cost $4,023,107 and $4,375,110)	$4,434,362	$4,530,344
Mortgage loans	733,258	696,062
Equity securities, at fair value (cost $233,118 and $177,229)	274,133	184,970
Limited partnership interests	386,310	382,853
Short-term, at fair value (amortized cost $224,111 and $88,552)	224,098	88,548
Policy loans	38,583	39,374
Other	5,237	653

Total investments	6,095,981	5,922,804
Cash	9,273	8,479
Deferred policy acquisition costs	124,118	155,887
Reinsurance recoverable	229,759	234,733
Accrued investment income	46,846	50,219
Current income taxes receivable	—	3,944
Other assets	399,126	191,373
Reinsurance receivable from parent	1,218	—
Separate Accounts	265,546	241,710

Total assets	$7,171,867	$6,809,149

Liabilities
Contractholder funds	$2,547,968	$2,681,300
Reserve for life-contingent contract benefits	2,411,809	2,232,136
Current income taxes payable	31,713	—
Deferred income taxes	154,849	143,606
Other liabilities and accrued expenses	188,362	99,387
Payable to affiliates, net	4,973	6,312
Reinsurance payable to parent	—	156
Separate Accounts	265,546	241,710

Total liabilities	5,605,220	5,404,607

Commitments and Contingent Liabilities (Note 11)
Shareholder’s Equity
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding	2,500	2,500
Additional capital paid-in	140,529	140,529
Retained income	1,299,868	1,202,244
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities with OTTI	664	1,185
Other unrealized net capital gains and losses	324,055	121,407
Unrealized adjustment to DAC, DSI and insurance reserves	(200,010)	(65,495)

Total unrealized net capital gains and losses	124,709	57,097
Unrealized foreign currency translation adjustments	(959)	2,172

Total accumulated other comprehensive income (“AOCI”)	123,750	59,269

Total shareholder’s equity	1,566,647	1,404,542

Total liabilities and shareholder’s equity	$7,171,867	$6,809,149

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF SHAREHOLDER’S EQUITY

	Year Ended December 31,
($ in thousands)	2019	2018	2017

Common stock	$2,500	$2,500	$2,500

Additional capital paid-in	140,529	140,529	140,529

Retained income
Balance, beginning of year	1,202,244	1,117,020	938,217
Net income	97,624	45,234	204,183
Cumulative effect of change in accounting principle	—	39,990	—
Reclassification of tax effects due to change in accounting principle	—	—	(25,380)

Balance, end of year	1,299,868	1,202,244	1,117,020

Accumulated other comprehensive income
Balance, beginning of year	59,269	143,219	181,640
Change in unrealized net capital gains and losses	67,612	(50,575)	(66,210)
Change in unrealized foreign currency translation adjustments	(3,131)	98	2,409
Cumulative effect of change in accounting principle	—	(33,473)	—
Reclassification of tax effects due to change in accounting principle	—	—	25,380

Balance, end of year	123,750	59,269	143,219

Total shareholder’s equity	$1,566,647	$1,404,542	$1,403,268

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
($ in thousands)	2019	2018	2017
Cash flows from operating activities
Net income	$97,624	$45,234	$204,183
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(27,136)	(27,152)	(30,014)
Realized capital gains and losses	(106,627)	20,554	(66,332)
Interest credited to contractholder funds	86,464	91,482	97,377
Changes in:
Policy benefits and other insurance reserves	(29,174)	(46,890)	(17,780)
Deferred policy acquisition costs	13,625	(3,278)	(7,530)
Income taxes	29,817	(3,424)	(53,734)
Other operating assets and liabilities	14,996	15,481	(28,736)

Net cash provided by operating activities	79,589	92,007	97,434

Cash flows from investing activities
Proceeds from sales
Fixed income securities	295,930	292,026	192,227
Equity securities	141,893	165,147	125,416
Limited partnership interests	25,195	31,337	77,017
Investment collections
Fixed income securities	345,540	334,019	298,852
Mortgage loans	76,582	50,627	65,183
Investment purchases
Fixed income securities	(411,139)	(421,643)	(477,765)
Equity securities	(190,441)	(171,271)	(68,002)
Limited partnership interests	(41,881)	(56,986)	(67,015)
Mortgage loans	(113,712)	(116,996)	(78,783)
Change in short-term investments, net	(46,116)	12,231	3,104
Change in policy loans and other investments, net	1,228	576	1,440

Net cash provided by investing activities	83,079	119,067	71,674

Cash flows from financing activities
Contractholder fund deposits	95,390	96,954	97,287
Contractholder fund withdrawals	(257,264)	(304,412)	(274,887)
Other	—	—	(2,400)

Net cash used in financing activities	(161,874)	(207,458)	(180,000)

Net increase (decrease) in cash	794	3,616	(10,892)
Cash at beginning of year	8,479	4,863	15,755

Cash at end of year	$9,273	$8,479	$4,863

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. General

Basis of presentation

The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the “Company”), a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), which is wholly owned by Allstate Insurance Company (“AIC”). AIC is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company operates as a single segment entity based on the manner in which the Company uses financial information to evaluate business performance and to determine the allocation of resources.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between periods.

Nature of operations

The Company offers traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products to customers in the State of New York. The Company distributes its products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents and benefits brokers. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities. The Company also previously offered variable annuities and all of this business is reinsured.

The following table summarizes premiums and contract charges by product.

($ in thousands)	2019	2018	2017
Premiums
Traditional life insurance	$61,980	$59,185	$55,996
Accident and health insurance	46,472	44,262	34,945

Total premiums	108,452	103,447	90,941

Contract charges
Interest-sensitive life insurance	77,324	76,931	76,103
Fixed annuities	(10)	263	68

Total contract charges	77,314	77,194	76,171

Total premiums and contract charges	$185,766	$180,641	$167,112

2. Summary of Significant Accounting Policies

Investments

Fixed income securities include bonds, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). MBS includes residential and commercial mortgage-backed securities that were previously disclosed separately. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available-for-sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes and related deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, is reflected as a component of AOCI. Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

Equity securities primarily include common stocks, exchange traded funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded funds have fixed income securities as their underlying investments. Equity securities are carried at fair value. Due to the adoption of a new accounting standard for the recognition and measurement of financial assets and financial liabilities, the periodic change in fair value of equity securities is recognized within realized capital gains and losses on the Statements of Operations and Comprehensive Income effective January 1, 2018. As a result, 2017 net investment income and net realized capital gains and losses are not comparable to other periods presented.

Investments in limited partnership interests are primarily accounted for in accordance with the equity method of accounting (“EMA”) and include interests in private equity funds, real estate funds and other funds. Investments in limited partnership interests purchased prior to January 1, 2018 where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for at fair value primarily utilizing the net asset value (“NAV”) as a practical expedient to determine fair value.

Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of derivatives. Derivatives are carried at fair value.

Investment income primarily consists of interest, dividends, income from limited partnership interests, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS and MBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS and MBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from limited partnership interests carried at fair value is recognized based upon the changes in fair value of the investee’s equity primarily determined using NAV. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings. Income from EMA limited partnership interests is generally recognized on a three month delay due to the availability of the related financial statements from investees.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, valuation changes of equity investments, including equity securities and certain limited partnerships where the underlying assets are predominately public equity securities, and periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales are determined on a specific identification basis.

Derivative and embedded derivative financial instruments

Derivative financial instruments include equity futures, options, interest rate caps, foreign currency forwards and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life contracts and reinsured variable annuity contracts.

All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. The income statement effects of derivatives, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation are reported consistently with the host contracts within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

Securities loaned

The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions can be reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.

The Company receives cash collateral for securities loaned in an amount generally equal to 102% and 105% of the fair value of domestic and foreign securities, respectively, and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.

Recognition of premium revenues and contract charges, and related benefits and interest credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.

Immediate annuities with life contingencies, including certain structured settlement annuities, provide benefits over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits are recognized in relation to premiums with the establishment of a reserve. The change in reserve over time is recorded in contract benefits and primarily relates to accumulation at the discount rate and annuitant mortality. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

Other revenue presentation

Other revenue represents gross dealer concessions received in connection with sales of non-proprietary products by Allstate exclusive agencies and exclusive financial specialists. Other revenue is recognized when performance obligations are fulfilled.

Deferred policy acquisition and sales inducement costs

Costs that are related directly to the successful acquisition of new or renewal life insurance policies are deferred and recorded as DAC. These costs are principally agency’s and brokers’ remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.

For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC using actual experience and current assumptions. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required for any remaining deficiency.

For interest-sensitive life insurance, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

The Company has a reinsurance treaty with ALIC through which it cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty, premiums paid to ALIC and settlements received from ALIC are recognized in realized capital gains and losses.

Income taxes

Income taxes are accounted for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are investments (including unrealized capital gains and losses), insurance reserves and DAC. A deferred tax asset valuation allowance is established when it is more likely than not such assets will not be realized. The Company recognizes interest expense related to income tax matters in income tax expense and penalties in operating costs and expenses.

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required for any remaining deficiency. In 2019 and 2018, the Company’s reviews concluded that no premium deficiency adjustments were necessary. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.

Contractholder funds

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

Separate accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. All of the Company’s variable annuity business was reinsured beginning in 2006.

Off-balance sheet financial instruments

Commitments to invest, commitments to purchase private placement securities, commitments to extend mortgage loans and financial guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position (see Note 7 and Note 11).

Adopted accounting standard

Accounting for Hedging Activities

Effective January 1, 2019, the Company adopted new Financial Accounting Standards Board (“FASB”) guidance intended to better align hedge accounting with an organization’s risk management activities. The new guidance expands hedge accounting to nonfinancial and financial risk components and revises the measurement methodologies. Separate presentation of hedge ineffectiveness is eliminated with the intention to provide greater transparency to the full impact of hedging by requiring presentation of the results of the hedged item and hedging instrument in a single financial statement line item. In addition, the amendments were designed to reduce complexity by simplifying hedge effectiveness testing. The adoption had no impact on the Company’s results of operations or financial position.

Pending accounting standards

Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB issued guidance which revises the credit loss recognition criteria for certain financial assets measured at amortized cost, including reinsurance recoverables. The new guidance replaces the existing incurred loss recognition model with an expected loss recognition model. The objective of the expected credit loss model is for a reporting entity to recognize its estimate of expected credit losses for affected financial assets in a valuation allowance that when deducted from the amortized cost basis of the related financial assets results in a net carrying value at the amount expected to be collected. The reporting entity must consider all relevant information available when estimating expected credit losses, including details about past events, current conditions, and reasonable and supportable forecasts over the life of an asset. Financial assets may be evaluated individually or on a pooled basis when they share similar risk characteristics. The measurement of credit losses for available-for-sale debt securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which fair value is below amortized cost and the carrying value adjustment is recognized through a valuation allowance which may change over time but once recorded cannot subsequently be reduced to an amount below zero. The guidance is effective for reporting periods beginning after December 15, 2019, and for most affected instruments must be adopted using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained income.

The Company’s implementation activities, which are being finalized, include review and validation of models, methodologies, data inputs and assumptions to be used to estimate expected credit losses. The implementation impacts relate primarily to the Company’s commercial mortgage loans and reinsurance recoverables and are dependent on economic conditions and judgments at the date of adoption. Based on the economic conditions at the date of adoption and the balances at the reporting date, the Company estimates the application of the current expected credit loss requirements will result in total valuation allowances for credit losses of approximately $12 million as of the date of adoption. After consideration of existing valuation allowances maintained prior to adoption of the new guidance, the Company expects to recognize a cumulative-effect decrease in retained income of approximately $6 million, after-tax, to adjust existing valuation allowances to the basis in the new requirements.

Accounting for Long-Duration Insurance Contracts

In August 2018, the FASB issued guidance revising the accounting for certain long-duration insurance contracts. The new guidance introduces material changes to the measurement of the Company’s reserves for traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products.

Under the new guidance, measurement assumptions, including those for mortality, morbidity and policy terminations, will be required to be reviewed and updated at least annually. The effect of updating measurement assumptions other than the discount rate are required to be measured on a retrospective basis and reported in net income. In addition, reserves under the new guidance are required to be discounted using an upper medium grade fixed income instrument yield required to be updated through OCI at each reporting date. Current GAAP requires reserves to utilize assumptions set at policy issuance unless updated current assumptions indicate that recorded reserves are deficient.

The new guidance also requires DAC and other capitalized balances currently amortized in proportion to premiums or gross profits to be amortized on a constant level basis over the expected term for all long-duration insurance contracts. DAC will not be subject to loss recognition testing but will be reduced when actual lapse experience exceeds expected experience. The new guidance will no longer require adjustments to DAC and DSI related to unrealized gains and losses on investment securities supporting the related business.

All market risk benefit product features will be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to changes in the reporting entity’s own credit risk, which are required to be recognized in OCI. Substantially all of the Company’s market risk benefits are reinsured and therefore these impacts are not expected to be material to the Company.

The new guidance will be included in the comparable financial statements issued in reporting periods beginning after December 15, 2021, thereby requiring restatement of prior periods presented. Early adoption is permitted. The new guidance will be applied to affected contracts and DAC on the basis of existing carrying amounts at the earliest period presented or retrospectively using actual historical experience as of contract inception. The new guidance for market risk benefits is required to be adopted retrospectively.

The Company is evaluating the anticipated impacts of applying the new guidance to both retained income and AOCI. The requirements of the new guidance represent a material change from existing GAAP, however, the underlying economics of the business and related cash flows are unchanged. The Company is evaluating the specific impacts of adopting the new guidance and anticipates the financial statement impact of adopting the new guidance to be material, largely attributed to the impact of transitioning to a discount rate based on an upper-medium grade fixed income investment yield and updates to mortality assumptions. The Company expects the most significant impacts will occur in the run-off annuity business. The revised accounting for DAC will be applied prospectively using the new model and any DAC effects existing in AOCI as a result of applying existing GAAP at the date of adoption will be reversed.

Simplifications to the Accounting for Income Taxes

In December 2019, the FASB issued amendments to simplify the accounting for income taxes. The amendments eliminate certain exceptions in the existing guidance including those related to intraperiod tax allocation and deferred tax liability recognition when changes in control of equity method and foreign subsidiary investments occur. The amendments require recognition of the effect of an enacted change in tax laws or rates in the interim period that includes the enactment date, provide an option to not allocate taxes to a legal entity that is not subject to tax as well as other minor changes. The amendments are effective for interim and annual reporting periods beginning after December 15, 2020. The new guidance specifies which amendments should be applied prospectively, retrospective to all periods presented or on a modified retrospective basis through a cumulative-effect adjustment to retained income as of the beginning of the year of adoption. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.

3. Supplemental Cash Flow Information

Non-cash investing activities include $8.0 million, $8.2 million and $1.5 million related to mergers and exchanges completed with equity securities and fixed income securities, and modifications of certain mortgage loans in 2019, 2018 and 2017, respectively.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $158.1 million, $69.8 million and $59.1 million as of December 31, 2019, 2018 and 2017, respectively, and are reported in other liabilities and accrued expenses.

The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Net change in proceeds managed
Net change in short-term investments	$(88,323)	$(10,721)	$1,864

Operating cash flow (used) provided	$(88,323)	$(10,721)	$1,864

Net change in liabilities
Liabilities for collateral, beginning of year	$(69,788)	$(59,067)	$(60,931)
Liabilities for collateral, end of year	(158,111)	(69,788)	(59,067)

Operating cash flow provided (used)	$88,323	$10,721	$(1,864)

4. Related Party Transactions

Business operations

The Company uses services performed by AIC, ALIC and other affiliates, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $45.0 million, $46.2 million and $46.3 million in 2019, 2018 and 2017, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

Structured settlement annuities

The Company previously issued structured settlement annuities, a type of immediate annuity, to fund structured settlements in matters involving AIC. In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Company and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC’s obligation to make future payments.

AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ALIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $1.42 billion as of both December 31, 2019 and 2018. Reserves recorded by the Company for annuities that are guaranteed by ALIC were $559.5 million and $574.9 million as of December 31, 2019 and 2018, respectively.

Broker-Dealer agreements

The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies and exclusive financial specialists. For these services, the Company incurred commission and other distribution expenses of $317 thousand, $215 thousand and $259 thousand in 2019, 2018 and 2017, respectively.

The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $3 thousand, $5 thousand and $6 thousand in 2019, 2018 and 2017, respectively.

Reinsurance

The Company has reinsurance agreements with ALIC whereby a portion of the Company’s premiums and policy benefits are ceded to ALIC (see Note 9).

The Company has a reinsurance treaty (the “structured settlement annuity reinsurance agreement”) through which it cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company’s investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $4.2 million, $3.4 million and $3.5 million in 2019, 2018 and 2017, respectively. The Company received settlements from ALIC of $1.0 million, zero and zero in 2019, 2018 and 2017, respectively. As of December 31, 2019 and 2018, the carrying value of the structured settlement reinsurance treaty was $231.5 million and $169.4 million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument. In 2019, ALIC established a trust for the benefit of the Company and will maintain it with assets equal to or greater than the Company’s statutory-basis cession. As of December 31, 2019, the trust held $1.45 billion of investments.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

Intercompany loan agreement

The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2019 or 2018.

5. Investments

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

	Amortized cost	Gross unrealized		Fair value
($ in thousands)		Gains	Losses
December 31, 2019
U.S. government and agencies	$43,280	$9,534	$—	$52,814
Municipal	433,038	119,242	—	552,280
Corporate	3,400,471	277,338	(2,564)	3,675,245
Foreign government	133,635	6,531	—	140,166
MBS	12,683	1,174	—	13,857

Total fixed income securities	$4,023,107	$413,819	$(2,564)	$4,434,362

December 31, 2018
U.S. government and agencies	$76,070	$9,394	$—	$85,464
Municipal	615,511	88,530	(118)	703,923
Corporate	3,514,421	118,369	(69,959)	3,562,831
Foreign government	128,926	7,896	—	136,822
ABS	19,906	—	(18)	19,888
MBS	20,276	1,166	(26)	21,416

Total fixed income securities	$4,375,110	$225,355	$(70,121)	$4,530,344

Scheduled maturities

The scheduled maturities for fixed income securities are as follows:

	As of December 31, 2019
($ in thousands)	Amortized cost	Fair value
Due in one year or less	$319,944	$322,640
Due after one year through five years	1,257,931	1,320,313
Due after five years through ten years	1,613,303	1,733,809
Due after ten years	819,246	1,043,743

	4,010,424	4,420,505
MBS	12,683	13,857

Total	$4,023,107	$4,434,362

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. MBS is shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Net investment income

Net investment income for the years ended December 31 is as follows:

($ in thousands)	2019	2018	2017
Fixed income securities	$208,816	$214,039	$228,507
Mortgage loans	32,566	30,920	28,263
Equity securities	4,283	5,565	5,465
Limited partnership interests	15,348	43,365	53,917
Short-term investments	4,393	2,966	1,200
Policy loans	2,343	2,339	2,443

Investment income, before expense	267,749	299,194	319,795
Investment expense	(11,743)	(11,311)	(9,100)

Net investment income	$256,006	$287,883	$310,695

Realized capital gains and losses

Realized capital gains (losses) by asset type for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Fixed income securities	$1,389	$(1,306)	$5,436
Mortgage loans	—	466	1,128
Equity securities	40,780	(16,364)	799
Limited partnership interests	5,383	(3,895)	6,451
Derivatives	59,087	638	52,506
Short-term investments	(12)	(93)	12

Realized capital gains (losses)	$106,627	$(20,554)	$66,332

Realized capital gains (losses) by transaction type for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Impairment write-downs	$(169)	$(285)	$(5,370)
Sales	4,698	(1,548)	19,196
Valuation of equity investments (1)	43,011	(19,359)	—
Valuation and settlements of derivative instruments	59,087	638	52,506

Realized capital gains (losses)	$106,627	$(20,554)	$66,332

(1)	Includes valuation of equity securities and certain limited partnership interests where the underlying assets are predominately public equity securities.

Sales of fixed income securities resulted in gross gains of $4.9 million, $4.4 million, and $19.8 million and gross losses of $3.3 million, $5.4 million and $8.2 million during 2019, 2018 and 2017, respectively.

The following table presents the net pre-tax appreciation (decline) recognized in net income of equity securities and limited partnership interests carried at fair value that are still held as of December 31, 2019 and 2018, respectively.

	For the years ended December 31,
($ in thousands)	2019	2018
Equity securities	$29,558	$(12,897)
Limited partnership interests carried at fair value	9,165	16,968

Total	$38,723	$4,071

OTTI losses by asset type for the years ended December 31 are as follows:

	2019			2018			2017
($ in thousands)	Gross	Included in OCI	Net	Gross	Included in OCI	Net	Gross	Included in OCI	Net
Fixed income securities:
Corporate	$—	$—	$—	$—	$—	$—	$(1,481)	$—	$(1,481)
MBS	(1,202)	1,033	(169)	(68)	(217)	(285)	(2,338)	893	(1,445)

Total fixed income securities	(1,202)	1,033	(169)	(68)	(217)	(285)	(3,819)	893	(2,926)
Equity securities	—	—	—	—	—	—	(2,422)	—	(2,422)
Limited partnership interests	—	—	—	—	—	—	(22)	—	(22)

OTTI losses	$(1,202)	$1,033	$(169)	$(68)	$(217)	$(285)	$(6,263)	$893	$(5,370)

The total amount of OTTI losses included in AOCI at the time of impairment for fixed income securities, which were not included in earnings, are presented in the following table.

($ in thousands)	December 31, 2019	December 31, 2018
MBS (1)	$(1,188)	$(358)

(1)

The amounts exclude $2.0 million and $1.9 million as of December 31, 2019 and 2018, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ in thousands)	2019	2018	2017
Beginning balance	$(2,684)	$(3,192)	$(4,594)
Additional credit loss for securities previously other-than-temporarily impaired	(169)	(285)	(128)
Additional credit loss for securities not previously other-than-temporarily impaired	—	—	(2,798)
Reduction in credit loss for securities disposed or collected	1,740	793	4,328

Ending balance	$(1,113)	$(2,684)	$(3,192)

The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective, and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration of underlying collateral, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an OTTI for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Unrealized net capital gains and losses

Unrealized net capital gains and losses included in AOCI are as follows:

($ in thousands)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2019		Gains	Losses
Fixed income securities	$4,434,362	$413,819	$(2,564)	$411,255
Short-term investments	224,098	4	(17)	(13)
EMA limited partnerships (1)				(205)

Unrealized net capital gains and losses, pre-tax				411,037
Amounts recognized for:
Insurance reserves (2)				(231,357)
DAC and DSI (3)				(21,820)

Amounts recognized				(253,177)
Deferred income taxes				(33,151)

Unrealized net capital gains and losses, after-tax				$124,709

December 31, 2018
Fixed income securities	$4,530,344	$225,355	$(70,121)	$155,234
Short-term investments	88,548	—	(4)	(4)
EMA limited partnerships				(50)

Unrealized net capital gains and losses, pre-tax				155,180
Amounts recognized for:
Insurance reserves				(80,628)
DAC and DSI				(2,277)

Amounts recognized				(82,905)
Deferred income taxes				(15,178)

Unrealized net capital gains and losses, after-tax				$57,097

(1)

Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ OCI. Fair value and gross unrealized gains and losses are not applicable.

(2)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate annuities with life contingencies).

(3)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

Change in unrealized net capital gains and losses

The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in thousands)	2019	2018	2017
Fixed income securities	$256,021	$(212,483)	$29,700
Equity securities (1)	—	—	32,927
Short-term investments	(9)	9	(12)
EMA limited partnerships	(155)	(40)	51

Total	255,857	(212,514)	62,666
Amounts recognized for:
Insurance reserves	(150,729)	141,714	(165,992)
DAC and DSI	(19,543)	6,780	1,465

Amounts recognized	(170,272)	148,494	(164,527)
Deferred income taxes	(17,973)	13,445	60,664

Increase (decrease) in unrealized net capital gains and losses, after-tax	$67,612	$(50,575)	$(41,197)

(1)

Upon adoption of the recognition and measurement accounting standard on January 1, 2018, $42.4 million of pre-tax unrealized net capital gains for equity securities were reclassified from AOCI to retained income.

Portfolio monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in OCI.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

The following table summarizes the gross unrealized losses and fair value of securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in thousands)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses
December 31, 2019
Fixed income securities
Corporate	44	$104,484	$(815)	17	$31,900	$(1,749)	$(2,564)
MBS	2	38	—	2	1	—	—

Total fixed income securities	46	$104,522	$(815)	19	$31,901	$(1,749)	$(2,564)

Investment grade fixed income securities	22	$82,142	$(347)	3	$9,845	$(130)	$(477)
Below investment grade fixed income securities	24	22,380	(468)	16	22,056	(1,619)	(2,087)

Total fixed income securities	46	$104,522	$(815)	19	$31,901	$(1,749)	$(2,564)

December 31, 2018
Fixed income securities
Municipal	1	$9,371	$(11)	1	$4,893	$(107)	$(118)
Corporate	451	1,308,566	(40,510)	123	480,729	(29,449)	(69,959)
ABS	1	10,010	(9)	1	9,878	(9)	(18)
MBS	90	1,086	(5)	20	939	(21)	(26)

Total fixed income securities	543	$1,329,033	$(40,535)	145	$496,439	$(29,586)	$(70,121)

Investment grade fixed income securities	309	$1,111,745	$(27,375)	122	$470,388	$(26,471)	$(53,846)
Below investment grade fixed income securities	234	217,288	(13,160)	23	26,051	(3,115)	(16,275)

Total fixed income securities	543	$1,329,033	$(40,535)	145	$496,439	$(29,586)	$(70,121)

The following table summarizes gross unrealized losses by unrealized loss position and credit quality as of December 31, 2019.

($ in thousands)	Investment grade	Below investment grade	Total
Fixed income securities with unrealized loss position less than 20% of amortized cost (1) (2)	$(477)	$(1,722)	$(2,199)
Fixed income securities with unrealized loss position greater than or equal to 20% of amortized cost (3) (4)	—	(365)	(365)

Total unrealized losses	$(477)	$(2,087)	$(2,564)

(1)	Below investment grade fixed income securities include $468 thousand that have been in an unrealized loss position for less than twelve months.
(2)

Related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired.

(3)	No below investment grade fixed income securities have been in an unrealized loss position for a period of twelve or more consecutive months.
(4)

Evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations.

Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings (“S&P”), a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities are principally related to an increase in market yields which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.

ABS and MBS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets.

As of December 31, 2019, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

Limited partnerships

Investments in limited partnership interests include interests in private equity funds, real estate funds and other funds. As of December 31, 2019 and 2018, the carrying value of EMA limited partnerships totaled $277.2 million and $278.1 million, respectively, and limited partnerships carried at fair value totaled $109.1 million and $104.8 million, respectively. Principal factors influencing carrying value appreciation or decline include operating performance, comparable public company earnings multiples, capitalization rates and the economic environment. For equity method limited partnerships, the Company recognizes an impairment loss when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. Changes in fair value limited partnerships are recorded through net investment income and therefore are not tested for impairment.

Mortgage loans

The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located across the United States and totaled, net of valuation allowance, $733.3 million and $696.1 million as of December 31, 2019 and 2018, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower.

The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2019	2018
Texas	19.9%	16.1%
California	16.7	18.4
North Carolina	8.2	8.8
Utah	5.9	2.1
Nevada	5.8	6.3
New Jersey	5.6	6.6
Illinois	5.5	6.1

The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2019	2018
Apartment complex	32.6%	31.3%
Office buildings	27.4	27.2
Warehouse	16.5	15.7
Retail	15.6	17.3
Other	7.9	8.5

Total	100.0%	100.0%

The contractual maturities of the mortgage loan portfolio as of December 31, 2019 are as follows:

($ in thousands)	Number of loans	Carrying value	Percent
2020	2	$7,235	1.0%
2021	9	57,821	7.9
2022	10	61,004	8.3
2023	14	111,481	15.2
Thereafter	62	495,717	67.6

Total	97	$733,258	100.0%

Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan’s expected future repayment cash flows discounted at the loan’s original effective interest rate.

Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Valuation allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell or present value of the loan’s expected future repayment cash flows. Mortgage loans are charged off against their corresponding valuation allowances when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2019.

Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

The following table reflects the carrying value of non-impaired mortgage loans summarized by debt service coverage ratio distribution as of December 31.

	2019			2018
($ in thousands) Debt service coverage ratio distribution	Fixed rate mortgage loans	Variable rate mortgage loans	Total	Fixed rate mortgage loans	Variable rate mortgage loans	Total
Below 1.0	$—	$—	$—	$—	$—	$—
1.0 - 1.25	48,780	—	48,780	25,447	—	25,447
1.26 - 1.50	221,384	—	221,384	189,063	—	189,063
Above 1.50	434,675	28,419	463,094	453,153	28,399	481,552

Total non-impaired mortgage loans	$704,839	$28,419	$733,258	$667,663	$28,399	$696,062

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

There were no impaired mortgage loans and no valuation allowances as of December 31, 2019 or 2018. Payments on all mortgage loans were current as of December 31, 2019, 2018 and 2017.

Municipal bonds

The Company maintains a diversified portfolio of municipal bonds which totaled $552.3 million and $703.9 million as of December 31, 2019 and 2018, respectively. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest). The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2019	2018
California	33.3%	28.1%
Texas	10.8	12.2
Oregon	10.6	7.6
Illinois	8.0	5.9

Short-term investments

Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. As of December 31, 2019 and 2018, the fair value of short-term investments totaled $224.1 million and $88.5 million, respectively.

Policy loans

Policy loans are carried at unpaid principal balances. As of December 31, 2019 and 2018, the carrying value of policy loans totaled $38.6 million and $39.4 million, respectively.

Other investments

Other investments consist of derivatives. Derivatives are carried at fair value. As of December 31, 2019 and 2018, the fair value of derivatives totaled $5.2 million and $653 thousand, respectively.

Concentration of credit risk

As of December 31, 2019, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity, other than the U.S. government and its agencies.

Securities loaned

The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2019 and 2018, fixed income and equity securities with a carrying value of $152.3 million and $66.6 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was $342 thousand, $286 thousand and $235 thousand in 2019, 2018 and 2017, respectively.

Other investment information

Included in fixed income securities are below investment grade assets totaling $406.0 million and $279.2 million as of December 31, 2019 and 2018, respectively.

As of December 31, 2019, fixed income securities with a carrying value of $2.2 million were on deposit with regulatory authorities as required by law.

As of December 31, 2019, there were no fixed income securities or other investments that were non-income producing.

6. Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:	Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:

Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy.

(1) Specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.

(2) Quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant inputs and valuation techniques for Level 2 and Level 3 assets and liabilities measured at fair value on a recurring basis

Level 2 measurements

•	Fixed income securities:

U.S. government and agencies, municipal, corporate - public and foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate - privately placed: Privately placed are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Corporate - privately placed also includes redeemable preferred stock that are valued using quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

ABS and MBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable. ABS and residential MBS include prepayment speeds as a primary input for valuation.

•	Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.

•	Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

•	Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

Over-the-counter (“OTC”) derivatives, including foreign exchange forward contracts and options, are valued using models that rely on inputs such as currency rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Level 3 measurements

•	Fixed income securities:

Municipal: Comprise municipal bonds that are not rated by third-party credit rating agencies. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.

Corporate - public and privately placed: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs for corporate fixed income securities include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.

•

Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.

•

Other investments: Certain OTC derivatives, such as interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

•

Other assets: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument that is valued internally. The model primarily uses stochastically determined cash flows, ultimate reinvestment spreads and applicable market data, such as interest rate and volatility assumptions. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

•

Contractholder funds: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Investments excluded from the fair value hierarchy

Limited partnerships carried at fair value, which do not have readily determinable fair values, use NAV provided by the investees and are excluded from the fair value hierarchy. These investments are generally not redeemable by the investees and generally cannot be sold without approval of the general partner. The Company receives distributions of income and proceeds from the liquidation of the underlying assets of the investees, which usually takes place in years 4-9 of the typical contractual life of 10-12 years. As of December 31, 2019, the Company has commitments to invest $29.6 million in these limited partnership interests.

The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2019.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2019
Assets
Fixed income securities:
U.S. government and agencies	$2,250	$50,564	$—		$52,814
Municipal	—	530,584	21,696		552,280
Corporate - public	—	2,688,680	5,221		2,693,901
Corporate - privately placed	—	962,072	19,272		981,344
Foreign government	—	140,166	—		140,166
MBS	—	13,857	—		13,857

Total fixed income securities	2,250	4,385,923	46,189		4,434,362
Equity securities	265,195	858	8,080		274,133
Short-term investments	124,763	99,335	—		224,098
Other investments: Free-standing derivatives	—	6,008	75	$(846)	5,237
Separate account assets	265,546	—	—		265,546
Other assets	—	—	231,491		231,491

Total recurring basis assets	$657,754	$4,492,124	$285,835	$(846)	$5,434,867

% of total assets at fair value	12.1%	82.6%	5.3%	—%	100.0%

Investments reported at NAV					109,066

Total					$5,543,933

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(16,653)		$(16,653)
Other liabilities: Free-standing derivatives	—	(2,920)	—	$15	(2,905)

Total recurring basis liabilities	$—	$(2,920)	$(16,653)	$15	$(19,558)

% of total liabilities at fair value	—%	15.0%	85.1%	(0.1)%	100.0%

The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2018.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2018
Assets
Fixed income securities:
U.S. government and agencies	$36,299	$49,165	$—		$85,464
Municipal	—	683,102	20,821		703,923
Corporate - public	—	2,437,942	6,761		2,444,703
Corporate - privately placed	—	1,106,938	11,190		1,118,128
Foreign government	—	136,822	—		136,822
ABS	—	19,888	—		19,888
MBS	—	21,416	—		21,416

Total fixed income securities	36,299	4,455,273	38,772		4,530,344
Equity securities	172,077	731	12,162		184,970
Short-term investments	50,353	38,195	—		88,548
Other investments: Free-standing derivatives	—	1,240	394	$(981)	653
Separate account assets	241,710		—		241,710
Other assets	1	—	169,386		169,387

Total recurring basis assets	$500,440	$4,495,439	$220,714	$(981)	$5,215,612

% of total assets at fair value	9.6%	86.2%	4.2%	—%	100.0%

Investments reported at NAV					104,778

Total					$5,320,390

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$ (3,801)		$(3,801)
Other liabilities: Free-standing derivatives	—	(192)	—	$11	(181)

Total recurring basis liabilities	$—	$(192)	$ (3,801)	$11	$(3,982)

% of total liabilities at fair value	—%	4.8%	95.5%	(0.3)%	100.0%

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in thousands)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2019
Other assets – Structured settlement annuity reinsurance agreement	$231,491	Stochastic cash flow model	Ultimate reinvestment spreads	129.8 - 203.6 basis points	165.7 basis points
Derivatives embedded in life contracts – equity-indexed and forward starting options	$(14,239)	Stochastic cash flow model	Projected option cost	3.9 - 4.2%	4.00%

December 31, 2018
Other assets – Structured settlement annuity reinsurance agreement	$169,386	Stochastic cash flow model	Ultimate reinvestment spreads	129.8 - 218.6 basis points	169.3 basis points

If the ultimate reinvestment spreads increased (decreased), it would result in a lower (higher) fair value for the structured settlement annuity reinsurance agreement. The embedded derivatives are equity-indexed and forward starting options in certain life products that provide customers with interest crediting rates based on the performance of the S&P 500. If the projected option cost increased (decreased), it would result in a higher (lower) liability fair value.

As of December 31, 2019 and 2018, Level 3 fair value measurements of fixed income securities total $46.2 million and $38.8 million, respectively, and include $8.4 million and $33.4 million, respectively, of securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. As the Company does not develop the Level 3 fair value unobservable inputs for these fixed income securities, they are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2019.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2018	Net income	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$20,821	$—	$1,695	$—	$—
Corporate - public	6,761	1	542	—	(2,083)
Corporate - privately placed	11,190	6	422	13,987	—

Total fixed income securities	38,772	7	2,659	13,987	(2,083)
Equity securities	12,162	2,653	—	—	(16)
Free-standing derivatives, net	394	(200)	—	—	—
Other assets	169,386	62,105	—	—	—

Total recurring Level 3 assets	$220,714	$64,565	$2,659	$13,987	$(2,099)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(3,801)	$(1,664)	$—	$(10,128)	$—

Total recurring Level 3 liabilities	$(3,801)	$(1,664)	$—	$(10,128)	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2019
Assets
Fixed income securities:
Municipal	$—	$(820)	$—	$—	$21,696
Corporate - public	—	—	—	—	5,221
Corporate - privately placed	—	—	—	(6,333)	19,272

Total fixed income securities	—	(820)	—	(6,333)	46,189
Equity securities	210	(6,768)	—	(161)	8,080
Free-standing derivatives, net	18	—	—	(137)	75 (1)
Other assets	—	—	—	—	231,491

Total recurring Level 3 assets	$228	$(7,588)	$—	$(6,631)	$285,835

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(1,283)	$223	$(16,653)

Total recurring Level 3 liabilities	$—	$—	$(1,283)	$223	$(16,653)

(1)	Comprises $75 thousand of assets

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2019.

($ in thousands)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$(535)	$65,100	$987	$(2,651)	$62,901

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2018.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2017	Net income	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$21,178	$—	$(357)	$—	$—
Corporate - public	7,312	1	(383)	—	—
Corporate - privately placed	55,979	4	(639)	—	(22,957)
ABS	15,205	—	(205)	—	—

Total fixed income securities	99,674	5	(1,584)	—	(22,957)
Equity securities	7,159	2,600	(5)	—	—
Free-standing derivatives, net	336	65	—	—	—
Other assets	166,290	3,096	—	—	—

Total recurring Level 3 assets	$273,459	$5,766	$(1,589)	$—	$(22,957)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(4,796)	$995	$—	$—	$—

Total recurring Level 3 liabilities	$(4,796)	$995	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2018
Assets
Fixed income securities:
Municipal	$—	$—	$—	$—	$20,821
Corporate - public	—	—	—	(169)	6,761
Corporate - privately placed	—	—	—	(21,197)	11,190
ABS	—	—	—	(15,000)	—

Total fixed income securities	—	—	—	(36,366)	38,772
Equity securities	3,723	(1,315)	—	—	12,162
Free-standing derivatives, net	66	—	—	(73)	394 (1)
Other assets	—	—	—	—	169,386

Total recurring Level 3 assets	$3,789	$(1,315)	$—	$(36,439)	$220,714

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(3,801)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(3,801)

(1)	Comprises $394 thousand of assets

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2018.

($ in thousands)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$3	$5,763	$(326)	$1,321	$6.761

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2017.

		Total gains (losses) included in:
($ in thousands)	Balance as of December 31, 2016	Net income	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$22,723	$15	$347	$—	$—
Corporate - public	4,091	—	(64)	—	(1,565)
Corporate - privately placed	75,713	4,080	(4,520)	—	—
ABS	14,803	—	402	—	—

Total fixed income securities	117,330	4,095	(3,835)	—	(1,565)
Equity securities	5,920	585	492	—	(275)
Free-standing derivatives, net	311	(54)	—	—	—
Other assets	109,578	56,712	—	—	—

Total recurring Level 3 assets	$233,139	$61,338	$(3,343)	$—	$(1,840)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,177)	$2,381	$—	$—	$—

Total recurring Level 3 liabilities	$(7,177)	$2,381	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2017
Assets
Fixed income securities:
Municipal	$—	$—	$—	$(1,907)	$21,178
Corporate - public	4,989	—	—	(139)	7,312
Corporate - privately placed	1	(18,000)	—	(1,295)	55,979
ABS	—	—	—	—	15,205

Total fixed income securities	4,990	(18,000)	—	(3,341)	99,674
Equity securities	1,018	(581)	—	—	7,159
Free-standing derivatives, net	127	—	—	(48)	336 (1)
Other assets	—	—	—	—	166,290

Total recurring Level 3 assets	$6,135	$(18,581)	$—	$(3,389)	$273,459

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(4,796)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(4,796)

(1)	Comprises $336 thousand of assets

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2017.

($ in thousands)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$606	$60,732	$2,937	$(556)	$63,719

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source, including situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider resulting in the price becoming stale or replaced with a broker quote whose inputs have not been corroborated to be market observable. This situation will result in, the transfer of a security into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during 2019, 2018 or 2017.

Transfers into Level 3 during 2019, 2018 and 2017 included situations where a quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers into Level 3 during 2019 also included derivatives embedded in equity-indexed universal life contracts due to refinements in the valuation modeling resulting in an increase in significance of non-market observable inputs. Transfers out of Level 3 during 2019, 2018 and 2017 included situations where a broker quote was used in the prior period and a quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The table below provides valuation changes included in net income for Level 3 assets and liabilities held as of December 31.

($ in thousands)	2019	2018	2017
Assets
Fixed income securities:
Municipal	$—	$—	$15
Corporate	3	3	5

Total fixed income securities	3	3	20
Free-standing derivatives, net	(200)	65	(55)
Equity securities	82	2,594	586
Other assets	62,105	3,096	56,712

Total recurring Level 3 assets	$61,990	$5,758	$57,263

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(1,664)	$995	$2,381

Total recurring Level 3 liabilities	$(1,664)	$995	$2,381

Total included in net income	$60,326	$6,753	$59,644

Components of net income
Net investment income	$(535)	$3	$606
Realized capital gains and losses	62,525	5,755	56,657
Contract benefits	987	(326)	2,937
Interest credited to contractholder funds	(2,651)	1,321	(556)

Total included in net income	$60,326	$6,753	$59,644

Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

($ in thousands)		December 31, 2019		December 31, 2018
Financial Assets	Fair value level	Carrying value	Fair value	Carrying value	Fair value
Mortgage loans	Level 3	$733,258	$764,201	$696,062	$699,936

Financial Liabilities
Contractholder funds on investment contracts	Level 3	$1,605,574	$1,730,341	$1,755,866	$1,821,641
Liability for collateral	Level 2	158,111	158,111	69,788	69,788

7. Derivative Financial Instruments and Off-balance sheet Financial Instruments

The Company uses derivatives for risk reduction focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations and foreign currency fluctuations.

Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Futures and options are used for hedging the equity exposure contained in the Company’s equity indexed life product contracts that offer equity returns to contractholders. Foreign currency forwards are primarily used by the Company to reduce the foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts, and equity options in life product contracts, which provide returns linked to equity indices to contractholders.

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position.

Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2019. None of these derivatives are designated as accounting hedging instruments.

		Volume (1)
($ in thousands, except number of contracts)	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Equity and index contracts
Options	Other investments	$—	140	$5,232	$5,232	$—
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	n/a	231,491	231,491	—

Total asset derivatives		$—	140	$236,723	$236,723	$—

Liability derivatives
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$13,400	n/a	$75	$75	$—
Equity and index contracts
Options	Other liabilities & accrued expenses	—	139	(2,832)	—	(2,832)
Futures	Other liabilities & accrued expenses	—	1	—	—	—
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	17,984	n/a	683	771	(88)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	23,629	n/a	(1,987)	—	(1,987)
Guaranteed withdrawal benefits	Contractholder funds	15,369	n/a	(427)	—	(427)
Equity-indexed options in life product contracts	Contractholder funds	43,855	n/a	(14,239)	—	(14,239)

Total liability derivatives		114,237	140	(18,727)	$846	$(19,573)

Total derivatives		$114,237	280	$217,996

(1)

Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2018. None of these derivatives are designated as accounting hedging instruments.

		Volume
($ in thousands, except number of contracts)	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Interest rate contracts
Interest rate cap agreements	Other investments	$1,500	n/a	$17	$17	$—
Equity and index contracts
Options	Other investments	—	122	556	556	—
Futures	Other assets	—	1	1	1	—
Foreign currency contracts
Foreign currency forwards	Other investments	16,091	n/a	670	684	(14)
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	n/a	169,386	169,386	—

Total asset derivatives		$17,591	123	$170,630	$170,644	$(14)

Liability derivatives
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$12,600	n/a	$377	$377	$—
Equity and index contracts
Options	Other liabilities & accrued expenses	—	121	(178)	—	(178)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	25,381	n/a	(3,003)	—	(3,003)
Guaranteed withdrawal benefits	Contractholder funds	14,507	n/a	(398)	—	(398)
Equity-indexed options in life product contracts	Contractholder funds	36,265	n/a	(400)	—	(400)

Total liability derivatives		88,753	121	(3,602)	$377	$(3,979)

Total derivatives		$106,344	244	$167,028

The following table provides gross and net amounts for the Company’s OTC derivatives, all of which are subject to enforceable master netting agreements.

		Offsets
($ in thousands)	Gross amount	Counter- party netting	Cash collateral (received) pledged	Net amount on balance sheet	Securities collateral (received) pledged	Net amount
December 31, 2019
Asset derivatives	$846	$(846)	$—	$—	$—	$—
Liability derivatives	(88)	846	(831)	(73)	—	(73)

December 31, 2018
Asset derivatives	$1,078	$(391)	$(590)	$97	$—	$97
Liability derivatives	(14)	391	(380)	(3)	—	(3)

The following tables present gains and losses from valuation and settlements reported on derivatives in the Statements of Operations and Comprehensive Income.

($ in thousands)	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
2019
Interest rate contracts	$(200)	$—	$—	$(200)
Equity and index contracts	1	—	1,987	1,988
Embedded derivative financial instruments	—	987	(3,711)	(2,724)
Foreign currency contracts	364	—	—	364
Other contracts - structured settlement annuity reinsurance agreement	58,922	—	—	58,922

Total	$59,087	$987	$(1,724)	$58,350

2018
Interest rate contracts	$65	$—	$—	$65
Equity and index contracts	—	—	(768)	(768)
Embedded derivative financial instruments	—	(326)	1,321	995
Foreign currency contracts	887	—	—	887
Other contracts - structured settlement annuity reinsurance agreement	(314)	—	—	(314)

Total	$638	$(326)	$553	$865

2017
Interest rate contracts	$(54)	$—	$—	$(54)
Equity and index contracts	—	—	1,289	1,289
Embedded derivative financial instruments	—	2,937	(556)	2,381
Foreign currency contracts	(697)	—	—	(697)
Other contracts - structured settlement annuity reinsurance agreement	53,257	—	—	53,257

Total	$52,506	$2,937	$733	$56,176

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2019, counterparties pledged $831 thousand in collateral to the Company posted under MNA’s for contracts without credit-risk contingent features. The Company did not pledge any collateral under MNA’s. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

	2019				2018
($ in thousands) Rating (1)	Number of counter- parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)	Number of counter- parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)
A+	2	$30,670	$770	$—	2	$30,191	$1,064	$97

(1)	Allstate uses the lower of S&P or Moody’s long-term debt issuer ratings.
(2)	Only OTC derivatives with a net positive fair value are included for each counterparty.

For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2019, the Company pledged $291 thousand in the form of margin deposits.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Certain of the Company’s derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative agreement or a specific trade on certain dates if the Company’s financial strength credit ratings by Moody’s or S&P fall below a certain level. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative agreement if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company’s financial strength credit ratings by Moody’s or S&P, or in the event the Company is no longer rated by either Moody’s or S&P.

The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in thousands)	2019	2018
Gross liability fair value of contracts containing credit-risk-contingent features	$83	$—
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(70)	—

Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$13	$—

Off-balance sheet financial instruments

The contractual amounts of off-balance sheet financial instruments as of December 31 are as follows:

($ in thousands)	2019	2018
Commitments to invest in limited partnership interests	$127,515	$153,719
Commitments to extend mortgage loans	13,000	10,000
Private placement commitments	15,000	—

In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.

Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. The fair value of these commitments is insignificant.

Private placement commitments represent commitments to purchase private placement private equity securities at a future date. The Company enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final. Because the private equity securities are not actively traded, it is not practical to estimate fair value of the commitments.

8. Reserve for Life-Contingent Contract Benefits and Contractholder Funds

As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in thousands)	2019	2018
Immediate fixed annuities:
Structured settlement annuities	$2,051,363	$1,882,914
Other immediate fixed annuities	61,039	63,774
Traditional life insurance	265,971	258,336
Accident and health insurance	32,261	25,360
Other	1,175	1,752

Total reserve for life-contingent contract benefits	$2,411,809	$2,232,136

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	U.S. population with projected calendar year improvements; mortality rates adjusted for each impaired life based on reduction in life expectancy	Interest rate assumptions range from 3.8% to 7.0%	Present value of contractually specified future benefits

Other immediate fixed annuities	1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications; Annuity 2000 mortality table	Interest rate assumptions range from 0.6% to 5.4%	Present value of expected future benefits based on historical experience

Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 3.0% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 3.5% to 6.0%	Unearned premium; additional contract reserves for mortality risk and unpaid claims

Other: Variable annuity guaranteed minimum death benefits (1)	Annuity 2012 mortality table with internal modifications	Interest rate assumptions range from 2.0% to 5.8%	Projected benefit ratio applied to cumulative assessments

(1)

In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).

To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, an insurance reserves adjustment is recorded for certain immediate annuities with life contingencies. This liability is included in the reserve for life-contingent contract benefits with respect to this unrealized deficiency. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in AOCI. This liability was $231.4 million and $80.6 million as of December 31, 2019 and 2018, respectively.

As of December 31, contractholder funds consist of the following:

($ in thousands)	2019	2018
Interest-sensitive life insurance	$756,995	$740,694
Investment contracts:
Fixed annuities	1,741,488	1,896,222
Other investment contracts	49,485	44,384

Total contractholder funds	$2,547,968	$2,681,300

The following table highlights the key contract provisions relating to contractholder funds.

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0.0% to 10.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.0% to 5.1% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years

Fixed annuities	Interest rates credited range from 0.6% to 7.0% for immediate annuities and 1.0% to 5.0% for other fixed annuities	Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 12.2% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Other investment contracts: Guaranteed minimum income, accumulation and withdrawal benefits on variable annuities (1) and secondary guarantees on interest-sensitive life insurance and fixed annuities	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract

(1)	In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with Prudential.

Contractholder funds activity for the years ended December 31 is as follows:

($ in thousands)	2019	2018	2017
Balance, beginning of year	$2,681,300	$2,874,884	$3,018,733
Deposits	104,850	107,606	103,107
Interest credited	86,338	91,430	97,355
Benefits	(104,681)	(114,006)	(108,819)
Surrenders and partial withdrawals	(152,898)	(190,873)	(166,388)
Contract charges	(75,879)	(75,483)	(74,733)
Net transfers from separate accounts	88	256	54
Other adjustments	8,850	(12,514)	5,575

Balance, end of year	$2,547,968	$2,681,300	$2,874,884

The Company offered various guarantees to variable annuity contractholders. In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with Prudential. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuity contracts’ separate accounts with guarantees included $222.2 million and $202.2 million of equity, fixed income and balanced mutual funds and $21.7 million and $21.5 million of money market mutual funds as of December 31, 2019 and 2018, respectively.

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

	As of December 31,
($ in thousands)	2019	2018
In the event of death
Separate account value	$243,833	$223,651
Net amount at risk (1)	$4,392	$16,137
Average attained age of contractholders	68 years	67 years

At annuitization (includes income benefit guarantees)
Separate account value	$18,849	$16,873
Net amount at risk (2)	$1,750	$2,898
Weighted average waiting period until annuitization options available	None	None

For cumulative periodic withdrawals
Separate account value	$15,173	$13,989
Net amount at risk (3)	$421	$485

Accumulation at specified dates
Separate account value	$24,033	$25,272
Net amount at risk (4)	$224	$849
Weighted average waiting period until guarantee date	3 years	3 years

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.

Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

The following table summarizes the liabilities for guarantees.

($ in thousands)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2018 (1)	$30,674	$572	$3,401	$34,647
Less reinsurance recoverables	1,752	568	3,401	5,721

Net balance as of December 31, 2018	28,922	4	—	28,926
Incurred guarantee benefits	4,412	(1)	—	4,411
Paid guarantee benefits	(388)	—	—	(388)

Net change	4,024	(1)	—	4,023
Net balance as of December 31, 2019	32,946	3	—	32,949
Plus reinsurance recoverables	1,189	333	2,414	3,936

Balance, December 31, 2019 (2)	$34,135	$336	$2,414	$36,885

Balance, December 31, 2017 (3)	$27,927	$462	$3,075	$31,464
Less reinsurance recoverables	1,340	457	3,075	4,872

Net balance as of December 31, 2017	26,587	5	—	26,592
Incurred guarantee benefits	2,585	(1)	—	2,584
Paid guarantee benefits	(250)	—	—	(250)

Net change	2,335	(1)	—	2,334
Net balance as of December 31, 2018	28,922	4	—	28,926
Plus reinsurance recoverables	1,752	568	3,401	5,721

Balance, December 31, 2018 (4)	$30,674	$572	$3,401	$34,647

(1)

Included in the total liability balance as of December 31, 2018 are reserves for variable annuity death benefits of $1.8 million, variable annuity income benefits of $0.6 million, variable annuity accumulation benefits of $3.0 million, variable annuity withdrawal benefits of $0.4 million and other guarantees of $28.8 million.

(2)

Included in the total liability balance as of December 31, 2019 are reserves for variable annuity death benefits of $1.2 million, variable annuity income benefits of $0.3 million, variable annuity accumulation benefits of $2.0 million, variable annuity withdrawal benefits of $0.4 million and other guarantees of $33.0 million.

(3)

Included in the total liability balance as of December 31, 2017 are reserves for variable annuity death benefits of $1.3 million, variable annuity income benefits of $0.5 million, variable annuity accumulation benefits of $2.8 million, variable annuity withdrawal benefits of $0.3 million and other guarantees of $26.6 million.

9. Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

As of December 31, 2019 and 2018, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2.0 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $166.9 million and $170.6 million as of December 31, 2019 and 2018, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements.

The amounts ceded to Prudential for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Premiums and contract charges	$4,797	$5,189	$5,401
Contract benefits	(890)	1,459	(3,251)
Interest credited to contractholder funds	4,307	4,533	4,805
Operating costs and expenses	867	868	943

As of December 31, 2019 and 2018, the Company had reinsurance recoverables of $579 thousand and $722 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2019, the gross life insurance in force was $43.09 billion of which $482.9 million and $8.10 billion were ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Direct	$203,614	$199,289	$185,875
Assumed - non-affiliate	697	685	672
Ceded
Affiliate	(2,186)	(1,972)	(1,730)
Non-affiliate	(16,359)	(17,361)	(17,705)

Premiums and contract charges, net of reinsurance	$185,766	$180,641	$167,112

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Direct	$272,200	$248,008	$237,998
Assumed - non-affiliate	500	586	550
Ceded
Affiliate	(2,354)	(55)	(882)
Non-affiliate	(11,333)	(10,961)	(7,173)

Contract benefits, net of reinsurance	$259,013	$237,578	$230,493

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Direct	$90,758	$96,002	$102,164
Assumed - non-affiliate	13	13	18
Ceded - non-affiliate	(4,307)	(4,533)	(4,805)

Interest credited to contractholder funds, net of reinsurance	$86,464	$91,482	$97,377

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $4.2 million, $3.4 million and $3.5 million and settlements received from ALIC of $1.0 million, zero and zero in 2019, 2018 and 2017, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).

10. Deferred Policy Acquisition and Sales Inducement Costs

Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Balance, beginning of year	$155,887	$146,333	$137,358
Acquisition costs deferred	16,771	19,577	24,522
Amortization charged to income	(30,396)	(16,299)	(16,992)
Effect of unrealized gains and losses	(18,144)	6,276	1,445

Balance, end of year	$124,118	$155,887	$146,333

DSI activity, which primarily relates to interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in thousands)	2019	2018	2017
Balance, beginning of year	$2,391	$2,278	$2,265
Sales inducements deferred	125	128	167
Amortization charged to income	(251)	(181)	(188)
Effect of unrealized gains and losses	(489)	166	34

Balance, end of year	$1,776	$2,391	$2,278

11. Guarantees and Contingent Liabilities Guaranty funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. Since most states allow a credit against premium or other state related taxes for assessments, an asset is recorded based on paid and accrued assessments for the amount the Company expects to recover on the respective state’s tax return and is realized over the period allocated by each state. As of both December 31, 2019 and 2018, the liability balance included in other liabilities and accrued expenses was $759 thousand. The related premium tax offsets included in other assets were $916 thousand and $1.1 million as of December 31, 2019 and 2018, respectively.

Guarantees

In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

The aggregate liability balance related to all guarantees was not material as of December 31, 2019.

Regulation and compliance

The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agency and broker compensation, regulate the nature of and amount of investments, impose fines and penalties for unintended errors or mistakes, impose additional regulations regarding cybersecurity and privacy, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies, international agencies, and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

12. Income Taxes

The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.

In 2020, the Internal Revenue Service (“IRS”) is expected to complete their audit of the Allstate Group’s 2015 and 2016 federal income tax returns and begin the 2017 and 2018 tax year examinations. The 2013 and 2014 federal income tax return audit is complete through the exam phase and is expected to be finalized in 2020. Any adjustments that may result from IRS examinations of the Allstate Group’s tax return are not expected to have a material effect on the financial statements.

The Company recognizes tax positions in the financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the financial statements.

The Company had no liability for unrecognized tax benefits as of December 31, 2019, 2018 or 2017, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2019	2018
Deferred tax assets
Unrealized foreign currency translation adjustments on limited partnerships	$317	$—
Accrued liabilities	25	25
Other assets	20	5

Total deferred tax assets	362	30
Deferred tax liabilities
Investments	(78,081)	(75,864)
Unrealized net capital gains	(33,151)	(15,178)
Life and annuity reserves	(29,048)	(32,450)
DAC	(14,447)	(18,713)
Other liabilities	(484)	(858)
Unrealized foreign currency translation adjustments on limited partnerships	—	(573)

Total deferred tax liabilities	(155,211)	(143,636)

Net deferred tax liability	$(154,849)	$(143,606)

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

The components of income tax expense (benefit) for the years ended December 31 are as follows:

($ in thousands)	2019	2018	2017
Current	$36,766	$11,257	$12,837
Deferred	(5,840)	1,570	(59,572)

Total income tax expense (benefit)	$30,926	$12,827	$(46,735)

The Company paid income taxes of $1.0 million, $16.0 million and $6.8 million in 2019, 2018 and 2017, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2019	2018	2017
Statutory federal income tax rate - expense	21.0%	21.0%	35.0%
State income taxes	1.8	5.4	0.7
Tax Legislation benefit	—	(3.9)	(65.1)
Adjustments to prior year tax liabilities	1.4	(0.1)	—
Other	(0.1)	(0.3)	(0.3)

Effective income tax rate - expense (benefit)	24.1%	22.1%	(29.7)%

13. Statutory Financial Information and Dividend Limitations

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (“NYDFS”). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the NYDFS. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

Statutory net (loss) income was $(34.0) million, $68.0 million and $50.8 million in 2019, 2018 and 2017, respectively. Statutory capital and surplus was $614.2 million and $644.5 million as of December 31, 2019 and 2018, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the NYDFS is limited to formula amounts based on capital and surplus and net gain from operations excluding realized capital gains and losses, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay any dividends in 2019. The maximum amount of dividends the Company will be able to pay without prior NYDFS approval at a given point in time during 2020 is $61.4 million. Any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which totaled $373.7 million as of December 31, 2019, and cannot result in capital and surplus being less than the minimum amount required by law.

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain adjusted statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total adjusted statutory capital and surplus and authorized control level RBC of the Company were $639.3 million and $88.9 million, respectively, as of December 31, 2019.

14. Benefit Plans

Pension and other postretirement plans

Defined benefit pension plans and other postretirement plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The Corporation also provides a medical coverage subsidy for eligible employees hired before January 1, 2003, including their eligible dependents, when they retire. The cost allocated to the Company for these plans was $609 thousand, $439 thousand and $1.2 million in 2019, 2018 and 2017, respectively.

The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.

Allstate 401(k) Savings Plan

Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation. The cost allocated to the Company for the Allstate Plan was $953 thousand, $1.0 million and $895 thousand in 2019, 2018 and 2017, respectively.

15. Other Comprehensive Income

The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

	2019			2018			2017
($ in thousands)	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax
Unrealized net holding gains and losses arising during the period, net of related offsets	$86,980	$(18,266)	$68,714	$(65,379)	$13,730	$(51,649)	$(89,152)	$31,203	$(57,949)
Less: reclassification adjustment of realized capital gains and losses	1,395	(293)	1,102	(1,359)	285	(1,074)	12,710	(4,449)	8,261

Unrealized net capital gains and losses	85,585	(17,973)	67,612	(64,020)	13,445	(50,575)	(101,862)	35,652	(66,210)
Unrealized foreign currency translation adjustments	(3,963)	832	(3,131)	124	(26)	98	3,706	(1,297)	2,409

Other comprehensive income (loss)	$81,622	$(17,141)	$64,481	$(63,896)	$13,419	$(50,477)	$(98,156)	$34,355	$(63,801)

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE I - SUMMARY OF INVESTMENTS

OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 2019

($ in thousands)	Cost/ amortized cost	Fair value	Amount shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$43,280	$52,814	$52,814
States, municipalities and political subdivisions	433,038	552,280	552,280
Foreign governments	133,635	140,166	140,166
Public utilities	601,930	673,843	673,843
All other corporate bonds	2,798,541	3,001,402	3,001,402
Mortgage-backed securities	12,683	13,857	13,857

Total fixed maturities	4,023,107	$4,434,362	4,434,362

Equity securities:
Common stocks:
Public utilities	3,117	$4,172	4,172
Banks, trusts and insurance companies	16,061	21,053	21,053
Industrial, miscellaneous and all other	211,902	246,529	246,529
Nonredeemable preferred stocks	2,038	2,379	2,379

Total equity securities	233,118	$274,133	274,133

Mortgage loans on real estate (none acquired in satisfaction of debt)	733,258	$764,201	733,258

Policy loans	38,583		38,583
Derivative instruments	5,237	$5,237	5,237

Limited partnership interests	386,310		386,310
Short-term investments	224,111	$224,098	224,098

Total investments	$5,643,724		$6,095,981

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE IV - REINSURANCE

($ in thousands)	Gross amount	Ceded to other companies (1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2019
Life insurance in force	$42,654,371	$8,581,710	$436,841	$34,509,502	1.3%

Premiums and contract charges:
Life insurance	$156,192	$17,595	$697	$139,294	0.5%
Accident and health insurance	47,422	950	—	46,472	—%

Total premiums and contract charges	$203,614	$18,545	$697	$185,766	0.4%

Year ended December 31, 2018
Life insurance in force	$42,502,450	$8,914,558	$455,594	$34,043,486	1.3%

Premiums and contract charges:
Life insurance	$154,016	$18,322	$685	$136,379	0.5%
Accident and health insurance	45,273	1,011	—	44,262	—%

Total premiums and contract charges	$199,289	$19,333	$685	$180,641	0.4%

Year ended December 31, 2017
Life insurance in force	$41,866,862	$9,142,525	$467,937	$33,192,274	1.4%

Premiums and contract charges:
Life insurance	$149,811	$18,316	$672	$132,167	0.5%
Accident and health insurance	36,064	1,119	—	34,945	—%

Total premiums and contract charges	$185,875	$19,435	$672	$167,112	0.4%

(1)	No reinsurance or coinsurance income was netted against premiums ceded in 2019, 2018 or 2017.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

Additions
($ in thousands) Description	Balance as of beginning of period	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period
Year ended December 31, 2019

Allowance for reinsurance recoverables	$—	$34	$—	$—	$34
Allowance for estimated losses on mortgage loans	—	—	—	—	—

Year ended December 31, 2018

Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—

Year ended December 31, 2017

Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—

Item 11(f). Selected Financial Data

5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

($ in thousands)	2019	2018	2017	2016	2015
Operating Results
Premiums	$108,452	$103,447	$90,941	$68,581	$63,218
Contract charges	77,314	77,194	76,171	76,009	74,948
Other revenue	1,186	1,414	924	814	809
Net investment income	256,006	287,883	310,695	295,845	311,244
Realized capital gains and losses	106,627	(20,554)	66,332	1,639	27,118
Total revenues	549,585	449,384	545,063	442,888	477,337
Net income	97,624	45,234	204,183	51,401	73,360

Financial Position
Investments	$6,095,981	$5,922,804	$6,236,118	$6,170,502	$6,242,048
Total assets	7,171,867	6,809,149	7,173,492	7,054,572	7,139,017
Reserve for life-contingent contract benefits and contractholder funds	4,959,777	4,913,436	5,223,850	5,159,621	5,281,203
Shareholder’s equity	1,566,647	1,404,542	1,403,268	1,262,886	1,185,793

Item 11(h). Management’s Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Allstate Life Insurance Company of New York (referred to in this document as “we,” “our,” “us,” the “Company” or “ALNY”). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

The most important factors we monitor to evaluate the financial condition and performance of our company include:

•	For operations: benefit and investment spread, asset-liability matching, expenses, net income, new business sales, and premiums and contract charges.

•

For investments: exposure to market risk, asset allocation, credit quality/experience, total return, net investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset and liability duration.

•	For financial condition: liquidity, financial strength ratings, capital position, and return on equity.

This Management’s Discussion and Analysis (“MD&A”) generally discusses 2019 and 2018 results and year-to-year comparisons between 2019 and 2018. Discussions of 2017 results and year-to-year comparisons between 2018 and 2017 that are not included in this MD&A can be found in Item 11(h) of our registration statement on Form S-1, filed April 1, 2019.

OPERATIONS

Overview and strategy

We currently sell traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products. We serve customers through Allstate exclusive agencies and exclusive financial specialists and workplace enrolling independent agents and benefits brokers. We previously offered and continue to have in force deferred fixed annuities and immediate fixed annuities. We also previously offered variable annuities which are reinsured.

Our overall strategy is to broaden Allstate’s customer relationships and value proposition. We also distribute non-proprietary retirement products offered by third-party providers. Our target customers are middle market consumers with family and financial protection needs.

Our product positioning provides solutions to help meet customer needs during various phases of life. Term and whole life insurance products offer basic life protection solutions. Universal life and retirement products cover more advanced needs. Allstate exclusive agencies partner with exclusive financial specialists to deliver life and retirement solutions to their customers. These specialists have expertise with advanced life and retirement cases and other more complex customer needs. Successful partnerships assist agencies with building stronger and deeper customer relationships. Improvements in sales education and technology are being made to ensure agencies have the tools and information needed to help customers meet their needs and build personal relationships.

Allstate Benefits (Allstate’s workplace distribution business) is among the industry leaders in the growing voluntary benefits market, offering a broad range of products through workplace enrollment, including critical illness, accident and short-term disability. Allstate Benefits uses ALNY to write its business in New York. Products are offered through independent agents, benefits brokers and Allstate exclusive agencies. Allstate Benefits is differentiated through its broad product portfolio, flexible enrollment solutions, strong national accounts team and well-recognized brand. Allstate Benefits’ strategy for growth is to deliver substantially more value through innovative products and technology, tailored solutions and exceptional service. Initiatives are focused on expanding into non-traditional products and becoming an integrated digital enterprise through investments in future-state technologies and data and analytics capabilities.

We discontinued the sale of annuities over an eight year period from 2006 to 2014, reflecting our expectations of declining returns. As a result, the declining volume of business is managed with a focus on increasing lifetime economic value. Both the deferred and immediate annuity businesses have been adversely impacted by the historically low interest rate environment. Our immediate annuity business has also been impacted by medical advancements that have resulted in annuitants living longer than anticipated when many of these contracts were originated. We focus on the distinct risk and return profiles of the specific products when developing investment and liability management strategies. The level of legacy deferred annuities in force has been significantly reduced and the investment portfolio and crediting rates are proactively managed to improve profitability of the business while providing appropriate levels of liquidity. The investment portfolio supporting our immediate annuities is managed to ensure the assets match the characteristics of the liabilities and provide the long-term returns needed to support this business. To better match the long-term nature of our immediate annuities, we use performance-based investments (primarily limited partnership investments) in which we have ownership interests and a greater proportion of return is derived from idiosyncratic assets or operating performance. We continue to review strategic options to reduce exposure and improve returns of the business. As a result, we may take additional operational and financial actions that offer return improvement and risk reduction opportunities.

Summary analysis Summarized financial data for the years ended December 31 is presented in the following table.

($ in thousands)	2019	2018	2017
Revenues
Premiums	$108,452	$103,447	$90,941
Contract charges	77,314	77,194	76,171
Other revenue	1,186	1,414	924
Net investment income	256,006	287,883	310,695
Realized capital gains and losses	106,627	(20,554)	66,332

Total revenues	549,585	449,384	545,063

Costs and expenses
Contract benefits	(259,013)	(237,578)	(230,493)
Interest credited to contractholder funds	(86,464)	(91,482)	(97,377)
Amortization of DAC	(30,396)	(16,299)	(16,992)
Operating costs and expenses	(45,162)	(45,964)	(42,753)

Total costs and expenses	(421,035)	(391,323)	(387,615)

Income tax (expense) benefit	(30,926)	(12,827)	46,735

Net income	$97,624	$45,234	$204,183

Net income increased $52.4 million in 2019 compared to 2018. 2018 results include a net tax benefit of $2.2 million related to the Tax Cut and Jobs Act of 2017 (“Tax Legislation”). Excluding the impact of the Tax Legislation in 2018, net income increased $54.6 million in 2019 compared to 2018, primarily due to net realized capital gains in 2019 compared to net realized capital losses in 2018, partially offset by lower net investment income, higher contract benefits and increased amortization of DAC.

Analysis of revenues Total revenues increased 22.3% or $100.2 million in 2019 compared to 2018, primarily due to net realized capital gains in 2019 compared to net realized capital losses in 2018 and higher premiums, partially offset by lower net investment income.

Premiums represent revenues generated from traditional life insurance, accident and health insurance products, and immediate annuities with life contingencies that have significant mortality or morbidity risk.

Contract charges are revenues generated from interest-sensitive and variable life insurance and fixed annuities for which deposits are classified as contractholder funds or separate account liabilities. Contract charges are assessed against the contractholder account values for maintenance, administration, cost of insurance and surrender prior to contractually specified dates.

The following table summarizes premiums and contract charges by product for the years ended December 31.

($ in thousands)	2019	2018	2017
Underwritten products
Traditional life insurance premiums	$61,980	$59,185	$55,996
Accident and health insurance premiums	46,472	44,262	34,945
Interest-sensitive life insurance contract charges	77,324	76,931	76,103

Subtotal	185,776	180,378	167,044

Annuities
Fixed annuity contract charges	(10)	263	68

Premiums and contract charges (1)	$185,766	$180,641	$167,112

(1)	Contract charges related to the cost of insurance totaled $55.6 million, $54.5 million and $53.6 million in 2019, 2018 and 2017, respectively.

Premiums and contract charges increased 2.8% or $5.1 million in 2019 compared to 2018, primarily due to higher premiums on traditional life insurance and growth in voluntary accident and health insurance.

Other revenue decreased 16.1% or $228 thousand in 2019 compared to 2018, primarily due to lower gross dealer concessions earned on Allstate agencies’ sales of non-proprietary fixed annuities.

Analysis of costs and expenses Total costs and expenses increased 7.6% or $29.7 million in 2019 compared to 2018, primarily due to higher contract benefits and higher amortization of DAC, partially offset by lower interest credited to contractholder funds.

Contract benefits increased 9.0% or $21.4 million in 2019 compared to 2018, primarily due to worse immediate annuity mortality experience and higher claim experience on voluntary accident and health insurance and interest-sensitive life insurance, partially offset by favorable mortality experience on traditional life insurance.

Our annual review of assumptions in 2019 resulted in a $256 thousand increase in reserves primarily for secondary guarantees on interest-sensitive life insurance due to decreased projected interest rates that result in lower projected policyholder account values which increases benefits on guaranteed products. In 2018, the review resulted in a $978 thousand decrease in reserves, primarily for secondary guarantees on interest-sensitive life insurance due to lower projected exposure to secondary guarantees resulting from higher interest credited to policyholders.

As of December 31, 2019, our premium deficiency and profits followed by losses evaluations concluded that no adjustments were required to be recognized. For further detail on these evaluations, see Reserve for life-contingent contract benefits estimation in the Application of Critical Accounting Estimates section.

We analyze our mortality and morbidity results using the difference between premiums and contract charges earned for the cost of insurance and contract benefits excluding the portion related to the implied interest on immediate annuities with life contingencies (“benefit spread”). This implied interest totaled $112.2 million and $113.7 million in 2019 and 2018, respectively.

The benefit spread by product group for the years ended December 31 is disclosed in the following table.

($ in thousands)	2019	2018	2017
Life insurance	$38,194	$34,246	$37,028
Accident and health insurance	6,660	12,554	13,058
Annuities	(27,608)	(12,815)	(21,883)

Total benefit spread	$17,246	$33,985	$28,203

Benefit spread decreased 49.3% or $16.7 million in 2019 compared to 2018, primarily due to worse immediate annuity mortality experience and higher claim experience on voluntary accident and health insurance and interest-sensitive life insurance, partially offset by favorable mortality experience on traditional life insurance.

Interest credited to contractholder funds decreased 5.5% or $5.0 million in 2019 compared to 2018, primarily due to lower average contractholder funds, partially offset by valuation changes on derivatives embedded in equity-indexed life contracts that are not hedged. Valuation changes on derivatives embedded in equity-indexed life contracts that are not hedged increased interest credited to contractholder funds by $568 thousand in 2019 compared to zero in 2018.

In order to analyze the impact of net investment income and interest credited to contractholders on net income, we monitor the difference between net investment income and the sum of interest credited to contractholder funds and the implied interest on immediate annuities with life contingencies, which is included as a component of contract benefits on the Statements of Operations and Comprehensive Income (“investment spread”).

Investment spread totaled $57.3 million, $82.8 million and $99.2 million in 2019, 2018 and 2017, respectively. Investment spread decreased 30.7% or $25.4 million in 2019 compared to 2018, primarily due to lower net investment income, mainly from limited partnership interests, partially offset by lower interest credited to contractholder funds.

To further analyze investment spreads, the following table summarizes the weighted average investment yield on assets supporting product liabilities and capital, interest crediting rates and investment spreads. Investment spreads may vary significantly between periods due to the variability in investment income, particularly for immediate fixed annuities where the investment portfolio includes performance-based investments.

	Weighted average investment yield			Weighted average interest crediting rate			Weighted average investment spreads
	2019	2018	2017	2019	2018	2017	2019	2018	2017
Interest-sensitive life insurance	4.7%	4.7%	5.1%	3.7%	3.7%	3.8%	1.0%	1.0%	1.3%
Deferred fixed annuities	3.8	3.7	3.8	2.8	2.7	2.7	1.0	1.0	1.1
Immediate fixed annuities with and without life contingencies	5.3	6.6	7.5	5.9	6.0	6.1	(0.6)	0.6	1.4
Investments supporting capital, traditional life and other products	3.4	3.5	3.6	n/a	n/a	n/a	n/a	n/a	n/a

Amortization of DAC The components of amortization of DAC for the years ended December 31 are summarized in the following table.

($ in thousands)	2019	2018	2017
Amortization of DAC before amortization relating to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and changes in assumptions	$27,498	$15,771	$16,738
Amortization relating to realized capital gains and losses (1) and valuation changes on embedded derivatives that are not hedged	476	933	2,181
Amortization acceleration (deceleration) for changes in assumptions (“DAC unlocking”)	2,422	(405)	(1,927)

Total amortization of DAC	$30,396	$16,299	$16,992

(1)

The impact of realized capital gains and losses on amortization of DAC is dependent upon the relationship between the assets that give rise to the gain or loss and the product liability supported by the assets. Fluctuations result from changes in the impact of realized capital gains and losses on actual and expected gross profits.

Amortization of DAC increased 86.5% or $14.1 million in 2019 compared to 2018, primarily due to amortization related to the non-renewal of a large underperforming voluntary benefits account and amortization acceleration for changes in assumptions in 2019 compared to a deceleration in 2018.

Our annual comprehensive review of assumptions underlying estimated future gross profits for our interest-sensitive life contracts covers assumptions for mortality, persistency, expenses, investment returns, including capital gains and losses, interest crediting rates to policyholders, and the effect of any hedges. An assessment is made of future projections to ensure the reported DAC balances reflect current expectations.

In 2019, the review resulted in an acceleration of DAC amortization (decrease to income) of $2.4 million related to interest sensitive life insurance. The acceleration related to the investment margin component of estimated gross profits and was due to lower projected future interest rates and investment returns compared to our previous expectations. The acceleration related to benefit margin was primarily due to more refined policy level information and assumptions.

In 2018, the review resulted in a deceleration of DAC amortization (increase to income) of $405 thousand. The deceleration primarily related to the benefit margin component of estimated gross profits and was due to a decrease in projected mortality. This was partially offset by DAC amortization acceleration (decrease to income) for changes in the investment margin due to lower projected investment returns.

For additional detail related to the DAC annual review, see the Application of Critical Accounting Estimates section of this document.

The changes in DAC for the years ended December 31 are detailed in the following table.

	Traditional life and accident and health		Interest-sensitive life insurance		Total
($ in thousands)	2019	2018	2019	2018	2019	2018
Beginning balance	$65,076	$59,469	$90,811	$86,864	$155,887	$146,333
Acquisition costs deferred	9,816	12,226	6,955	7,351	16,771	19,577
Amortization of DAC before amortization relating to realized capital gains and losses, valuation changes on embedded derivatives not hedged and changes in assumptions (1)	(18,433)	(6,619)	(9,065)	(9,152)	(27,498)	(15,771)
Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged (1)	—	—	(476)	(933)	(476)	(933)
Amortization (acceleration) deceleration for changes in assumptions (“DAC unlocking”) (1)	—	—	(2,422)	405	(2,422)	405
Effect of unrealized capital gains and losses (2)	—	—	(18,144)	6,276	(18,144)	6,276

Ending balance	$56,459	$65,076	$67,659	$90,811	$124,118	$155,887

(1)	Included as a component of amortization of DAC on the Statements of Operations and Comprehensive Income.
(2)

Represents the change in the DAC adjustment for unrealized capital gains and losses. The DAC adjustment represents the amount by which the amortization of DAC would increase or decrease if the unrealized gains and losses in the respective product portfolios were realized.

Operating costs and expenses decreased 1.7% or 802 thousand in 2019 compared to 2018, primarily due to lower employee-related expenses.

Analysis of reserves and contractholder funds

The following table summarizes our product liabilities as of December 31.

($ in thousands)	2019	2018	2017
Traditional life insurance	$265,971	$258,336	$242,197
Accident and health insurance	32,261	25,360	20,222
Immediate fixed annuities with life contingencies
Sub-standard structured settlements (1)	1,416,305	1,274,723	1,390,407
Standard structured settlements and SPIA (2)	696,097	671,965	694,800
Other	1,175	1,752	1,340

Reserve for life-contingent contract benefits	$2,411,809	$2,232,136	$2,348,966

Interest-sensitive life insurance	$756,995	$740,694	$744,610
Deferred fixed annuities	1,372,890	1,496,565	1,666,064
Immediate fixed annuities without life contingencies	368,598	399,657	425,150
Other	49,485	44,384	39,060

Contractholder funds	$2,547,968	$2,681,300	$2,874,884

(1)

Comprises structured settlement annuities for annuitants with severe injuries or other health impairments which increased their expected mortality rate at the time the annuity was issued (“sub-standard structured settlements”). Sub-standard structured settlements comprise 14% of our immediate annuity policies in force and 67% of the immediate annuity reserve for life-contingent contract benefits.

(2)	Comprises structured settlement annuities for annuitants with standard life expectancy (“standard structured settlements”) and single premium immediate annuities (“SPIA”) with life contingencies.

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. The balance of contractholder funds is equal to the cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The following table shows the changes in contractholder funds for the years ended December 31.

($ in thousands)	2019	2018	2017
Contractholder funds, beginning balance	$2,681,300	$2,874,884	$3,018,733

Deposits
Interest-sensitive life insurance	102,233	104,466	97,505
Fixed annuities	2,617	3,140	5,602

Total deposits	104,850	107,606	103,107

Interest credited	86,338	91,430	97,355

Benefits, withdrawals and other adjustments
Benefits	(104,681)	(114,006)	(108,819)
Surrenders and partial withdrawals	(152,898)	(190,873)	(166,388)
Contract charges	(75,879)	(75,483)	(74,733)
Net transfers from separate accounts	88	256	54
Other adjustments (1)	8,850	(12,514)	5,575

Total benefits, withdrawals and other adjustments	(324,520)	(392,620)	(344,311)

Contractholder funds, ending balance	$2,547,968	$2,681,300	$2,874,884

(1)

The table above illustrates the changes in contractholder funds, which are presented gross of reinsurance recoverables on the Statements of Financial Position. The table above is intended to supplement our discussion and analysis of revenues, which are presented net of reinsurance on the Statements of Operations and Comprehensive Income. As a result, the net change in contractholder funds associated with products reinsured is reflected as a component of the other adjustments line.

Contractholder funds decreased 5.0% in 2019, primarily due to the continued runoff of our deferred fixed annuity business. We discontinued the sale of proprietary annuities, but still accept additional deposits on existing contracts.

Surrenders and partial withdrawals decreased 19.9% or $38.0 million in 2019 compared to 2018. 2018 had elevated surrenders on fixed annuities resulting from an increased number of contracts reaching the 30-45 day period during which there is no surrender charge. The surrender and partial withdrawal rate, based on the beginning of year contractholder funds, was 7.3% in 2019 compared to 8.5% in 2018.

Reinsurance Ceded

In the normal course of business, we seek to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. In addition, we have used reinsurance to effect the disposition of certain blocks of business. We retain primary liability as a direct insurer for all risks ceded to reinsurers. As of December 31, 2019, 20% of our face amount of life insurance in force was reinsured. Additionally, we ceded all of the risk associated with our variable annuity business to Prudential Insurance Company of America.

Our reinsurance recoverables, summarized by reinsurer as of December 31, are shown in the following table.

($ in thousands)	S&P financial strength rating (1)	Reinsurance recoverable on paid and unpaid benefits
		2019	2018
Prudential Insurance Company of America	AA-	$166,876	$170,632
Transamerica Life Group	AA-	40,682	40,855
Swiss Re Life and Health America, Inc.	AA-	9,755	9,656
RGA Reinsurance Company	AA-	6,790	7,568
Canada Life	AA	2,460	2,108
Security Life of Denver	A+	899	1,035
SCOR Global Life	AA-	565	800
Triton Insurance Company (2)	N/A	577	719
American United Life Insurance Company	AA-	472	679
Allstate Life Insurance Company (3)	A-	268	243
Scottish Re (U.S.), Inc. (4)	N/A	190	193
Metropolitan Life	AA-	93	93
General Re	AA+	71	89
Minnesota Mutual	AA-	38	38
Mutual of Omaha	AA-	23	24

Total		$229,759	$234,732

(1)	N/A reflects no S&P Global Ratings (“S&P”) rating available.
(2)	A.M. Best rating is B++.
(3)	Affiliate company.
(4)

In December 2018, the Delaware Insurance Commissioner placed Scottish Re (U.S.), Inc. under regulatory supervision and in March 2019, the reinsurer was placed in rehabilitation. We have been permitted to exercise certain setoff rights while the parties address any potential disputes.

We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three-years ended December 31, 2019, except for an allowance related to Scottish Re (U.S.), Inc. that was established in 2019.

INVESTMENTS

Overview and strategy The return on our investment portfolio is an important component of our ability to offer good value to customers. We identify a strategic asset allocation which considers both the nature of the liabilities and the risk and return characteristics of the various asset classes in which we invest. This allocation is informed by our long-term and market expectations, as well as other considerations such as risk appetite, portfolio diversification, duration, desired liquidity and capital. Within appropriate ranges relative to strategic allocations, tactical allocations are made in consideration of prevailing and potential future market conditions. We manage risks that involve uncertainty related to interest rates, credit spreads, equity returns and currency exchange rates.

Our portfolio is comprised of assets chosen to generate returns to support corresponding liabilities, within an asset-liability framework that targets an appropriate return on capital. For shorter-term annuity liability cash flows and life insurance liabilities, we invest primarily in fixed income securities and commercial mortgage loans with maturity profiles aligned with liability cash flow requirements. For longer-term immediate annuity liability cash flows, we invest primarily in performance-based investments, such as limited partnerships, and public equity securities.

We utilize two primary strategies to manage risks and returns and to position our portfolio to take advantage of market opportunities while attempting to mitigate adverse effects. As strategies and market conditions evolve, the asset allocation may change or assets may be moved between strategies.

Market-based strategy includes investments primarily in public fixed income and equity securities. It seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk. Returns are impacted by a variety of factors including general macroeconomic and public market conditions as public benchmarks are often used in the valuation of underlying investments. Variability in earnings will also result from the performance of the underlying assets or business and the timing of sales of those investments. Earnings from the sales of investments may be recorded as net investment income or realized capital gains and losses. The portfolio, which primarily includes private equity and real estate with a majority being limited partnerships, is diversified across a number of characteristics, including managers or partners, vintage years, strategies, geographies (including international) and industry sectors or property types. These investments are generally illiquid in nature, often require specialized expertise, typically involve a third party manager, and often enhance returns and income through transformation at the company or property level. A portion of these investments seek returns in markets or asset classes that are dislocated or special situations, primarily in private markets.

Portfolio composition The composition of the investment portfolio is presented in the following table.

($ in thousands)	December 31, 2019	Percent to total
Fixed income securities (1)	$4,434,362	72.8%
Mortgage loans	733,258	12.0
Equity securities (2)	274,133	4.5
Limited partnership interests	386,310	6.3
Short-term investments (3)	224,098	3.7
Policy loans	38,583	0.6
Other	5,237	0.1

Total	$6,095,981	100.0%

(1)	Fixed income securities are carried at fair value. Amortized cost basis for these securities was $4.02 billion.
(2)

Equity securities are carried at fair value. The fair value of equity securities held as of December 31, 2019 was $41.0 million in excess of cost. These net gains were primarily concentrated in the consumer goods and technology sectors and in fixed income exchange traded funds.

(3)	Short-term investments are carried at fair value.

Investments totaled $6.10 billion as of December 31, 2019, increasing from $5.92 billion as of December 31, 2018, primarily due to higher fixed income and equity valuations and positive operating cash flows, partially offset by net reductions in contractholder funds.

Beginning January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in realized capital gains and losses. Limited partnerships previously reported using the cost method are reported at fair value with changes in fair value recognized in net investment income. As a result, 2017 net investment income and net realized capital gains and losses are not comparable to other periods presented.

Portfolio composition by investment strategy The following table presents the investment portfolio by strategy as of December 31, 2019.

($ in thousands)	Market- based	Performance- based	Total
Fixed income securities	$4,433,548	$814	$4,434,362
Mortgage loans	733,258	—	733,258
Equity securities	266,053	8,080	274,133
Limited partnership interests	10,733	375,577	386,310
Short-term investments	224,098	—	224,098
Policy loans	38,583	—	38,583
Other	5,237	—	5,237

Total	$5,711,510	$384,471	$6,095,981

% of total	93.7%	6.3%	100.0%

Unrealized net capital gains (losses)
Fixed income securities	$411,286	$(31)	$411,255
Limited partnership interests	—	(205)	(205)
Short-term investments	(13)	—	(13)

Total	$411,273	$(236)	$411,037

During 2019, strategic actions focused on optimizing portfolio yield, return and risk in the low interest rate environment. We maintained the maturity profile of fixed income securities in our portfolio. Invested assets and market-based income declined with reductions in contractholder funds. Performance-based investments and equity securities will continue to be allocated primarily to the longer-term immediate annuity liabilities to reduce the risk that investment returns are below levels required to meet their funding needs while shorter-term annuity liabilities will be invested in market-based investments.

Fixed income securities by type are listed in the following table.

($ in thousands)	Fair value as of December 31, 2019	Fair value as of December 31, 2018
U.S. government and agencies	$52,814	$85,464
Municipal	552,280	703,923
Corporate	3,675,245	3,562,831
Foreign government	140,166	136,822
Asset-backed securities (“ABS”)	—	19,888
Mortgage-backed securities (“MBS”)	13,857	21,416

Total fixed income securities	$4,434,362	$4,530,344

Fixed income securities are rated by third party credit rating agencies and/or are internally rated. As of December 31, 2019, 90.8% of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Credit ratings below these designations are considered lower credit quality or below investment grade, which includes high yield bonds. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third party rating. Our initial investment decisions and ongoing monitoring procedures for fixed income securities are based on a thorough due diligence process which includes, but is not limited to, an assessment of the credit quality, sector, structure, and liquidity risks of each issue.

The following table summarizes the fair value and unrealized net capital gains (losses) for fixed income securities by credit quality as of December 31, 2019.

	Investment grade		Below investment grade			Total
($ in thousands)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Percent rated investment grade
U.S. government and agencies	$52,814	$9,534	$—	$—	$52,814	$9,534	100.0%
Municipal	552,280	119,242	—	—	552,280	119,242	100.0
Corporate
Public	2,508,875	209,051	185,026	6,498	2,693,901	215,549	93.1
Privately placed	766,692	53,875	214,652	5,350	981,344	59,225	78.1

Total corporate	3,275,567	262,926	399,678	11,848	3,675,245	274,774	89.1

Foreign government	140,166	6,531	—	—	140,166	6,531	100.0
MBS	7,494	303	6,363	871	13,857	1,174	54.1

Total fixed income securities	$4,028,321	$398,536	$406,041	$12,719	$4,434,362	$411,255	90.8

Municipal bonds include general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest).

Our practice for acquiring and monitoring municipal bonds is predominantly based on the underlying credit quality of the primary obligor. We currently rely on the primary obligor to pay all contractual cash flows and are not relying on bond insurers for payments. As a result of downgrades in the insurers’ credit ratings, the ratings of the insured municipal bonds generally reflect the underlying ratings of the primary obligor.

Corporate bonds include publicly traded and privately placed securities. Privately placed securities primarily consist of corporate issued senior debt securities that are directly negotiated with the borrower or are in unregistered form.

Our portfolio of privately placed securities is diversified by issuer, industry sector and country. The portfolio is made up of 242 issuers. Privately placed corporate obligations may contain structural security features such as financial covenants and call protections that provide investors greater protection against credit deterioration, reinvestment risk or fluctuations in interest rates than those typically found in publicly registered debt securities. Additionally, investments in these securities are made after due diligence of the issuer, typically including discussions with senior management and on-site visits to company facilities. Ongoing monitoring includes direct periodic dialog with senior management of the issuer and continuous monitoring of operating performance and financial position. Every issue not rated by an independent rating agency is internally rated with a formal rating affirmation at least once a year.

Our corporate bonds portfolio includes $399.7 million of below investment grade bonds, $214.7 million of which are privately placed. These securities are diversified by issuer and industry sector. The below investment grade corporate bonds portfolio is made up of 200 issuers. We employ fundamental analyses of issuers and sectors along with macro and asset class views to identify investment opportunities. This results in a portfolio with broad exposure to the high yield market with an emphasis on idiosyncratic positions reflective of our views of market conditions and opportunities.

Foreign government securities include 94.9% backed by the U.S. government and the remaining 5.1% are in Canadian governmental and provincial securities.

ABS and MBS are structured securities that are primarily collateralized by consumer or corporate borrowings and residential and commercial real estate loans. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a “class”, qualifies for a specific original rating.

For example, the “senior” portion or “top” of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings.

The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral may contain fixed interest rates, variable interest rates (such as adjustable rate mortgages), or both fixed and variable rate features.

ABS includes collateralized debt obligations, consumer and other ABS. Credit risk is managed by monitoring the performance of the underlying collateral. Many of the securities in the ABS portfolio have credit enhancement with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance.

MBS includes residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). RMBS is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to prepayment risk from the underlying residential mortgage loans. RMBS consists of a U.S. Agency portfolio having collateral issued or guaranteed by U.S. government agencies and a non-agency portfolio consisting of securities collateralized by Prime, Alt-A and Subprime loans. CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.

Mortgage loans mainly comprise loans secured by first mortgages on developed commercial real estate. Key considerations used to manage our exposure include property type and geographic diversification. For further detail on our mortgage loan portfolio, see Note 5 of the financial statements in Item 11(e).

Equity securities primarily include common stocks, exchange traded and mutual funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded and mutual funds have fixed income securities as their underlying investments.

Limited partnership interests include $358.7 million of private equity funds interests, $16.9 million of real estate funds interests and $10.7 million of other funds interests as of December 31, 2019. We have commitments to invest additional amounts in limited partnership interests totaling $127.5 million as of December 31, 2019.

Short-term investments primarily comprise money market funds, commercial paper, U.S. Treasury bills and other short-term investments, including securities lending collateral of $158.2 million.

Policy loans are carried at unpaid principal balances.

Other investments comprise $5.2 million of derivatives as of December 31, 2019. For further detail on our use of derivatives, see Note 7 of the financial statements in Item 11(e).

The following table presents unrealized net capital gains (losses) as of December 31.

($ in thousands)	2019	2018
U.S. government and agencies	$9,534	$9,394
Municipal	119,242	88,412
Corporate	274,774	48,410
Foreign government	6,531	7,896
ABS	—	(18)
MBS	1,174	1,140

Fixed income securities	411,255	155,234
Short-term investments	(13)	(4)
Equity method of accounting (“EMA”) limited partnerships	(205)	(50)

Unrealized net capital gains and losses, pre-tax	$411,037	$155,180

Fixed income portfolio monitoring is a comprehensive process to identify and evaluate each security that may be other-than-temporarily impaired. The process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in our evaluation of other-than-temporary impairment for these fixed income securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer.

Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are:

1)

Financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices

2)	Specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity

3)

Length of time and extent to which the fair value has been less than amortized cost or cost. All investments in an unrealized loss position as of December 31, 2019 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.

The following table presents gross unrealized gains (losses) on fixed income securities as of December 31.

($ in thousands)	2019	2018
Gross unrealized gains	$413,819	$225,355
Gross unrealized losses	(2,564)	(70,121)

Unrealized net capital gains and losses	$411,255	$155,234

Fixed income valuations increased primarily due to a decrease in risk-free interest rates and tighter credit spreads.

Gross unrealized gains (losses) on fixed income securities by type as of December 31, 2019 are provided in the following table.

	Amortized cost	Gross unrealized		Fair value
($ in thousands)		Gains	Losses
Corporate	$3,400,471	$277,338	$(2,564)	$3,675,245
U.S. government and agencies	43,280	9,534	—	52,814
Municipal	433,038	119,242	—	552,280
Foreign government	133,635	6,531	—	140,166
MBS	12,683	1,174	—	13,857

Total fixed income securities	$4,023,107	$413,819	$(2,564)	$4,434,362

The consumer goods, utilities and capital goods sectors comprise 30%, 18% and 12%, respectively, of the carrying value of our corporate fixed income securities portfolio as of December 31, 2019. The energy, utilities and consumer goods sectors comprise 35%, 27% and 22%, respectively, of the gross unrealized losses of our corporate fixed income securities portfolio as of December 31, 2019. In general, the gross unrealized losses are related to an increase in market yields, which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase. Similarly, gross unrealized gains reflect a decrease in market yields since the time of initial purchase.

As of December 31, 2019, we have not made the decision to sell and it is not more likely than not we will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

Net investment income The following table presents net investment income for the years ended December 31.

($ in thousands)	2019	2018	2017
Fixed income securities	$208,816	$214,039	$228,507
Mortgage loans	32,566	30,920	28,263
Equity securities	4,283	5,565	5,465
Limited partnership interests	15,348	43,365	53,917
Short-term investments	4,393	2,966	1,200
Policy loans	2,343	2,339	2,443

Investment income, before expense	267,749	299,194	319,795
Investment expense (1)(2)	(11,743)	(11,311)	(9,100)

Net investment income	$256,006	$287,883	$310,695

Market-based	$252,842	$255,689	$265,203
Performance-based	14,907	43,505	54,592

Investment income, before expense	$267,749	$299,194	$319,795

(1)	Investment expense includes zero in both 2019 and 2018 and $7 thousand in 2017 of investee level expenses. Investee level expenses include depreciation and asset level operating expenses.
(2)

Investment expense includes $2.5 million, $1.5 million and $475 thousand related to the portion of reinvestment income on securities lending collateral paid to the counterparties in 2019, 2018 and 2017, respectively.

Net investment income decreased 11.1% or $31.9 million in 2019 compared to 2018, primarily due to lower performance-based investment results, primarily from limited partnerships, and lower average investment balances.

Performance-based investments primarily include private equity and real estate. The following table presents investment income for performance-based investments for the years ended December 31.

($ in thousands)	2019	2018	2017
Limited partnerships
Private equity	$14,617	$43,264	$50,924
Real estate	731	101	2,993

Performance-based - limited partnerships	15,348	43,365	53,917

Non-limited partnerships
Private equity	(441)	140	675
Real estate	—	—	—

Performance-based - non-limited partnerships	(441)	140	675

Total
Private equity	14,176	43,404	51,599
Real estate	731	101	2,993

Total performance-based	$14,907	$43,505	$54,592

Investee level expenses (1)	$—	$—	$(7)

(1)	Investee level expenses include depreciation and asset level operating expenses reported in investment expense.

Performance-based investment income decreased 65.7% or $28.6 million in 2019 compared to 2018 primarily due to lower asset appreciation related to private equity investments and lower valuations on two private equity investments totaling $7.5 million in the fourth quarter of 2019.

Performance-based investment results and income can vary significantly between periods and are influenced by economic conditions, equity market performance, comparable public company earnings multiples, capitalization rates, operating performance of the underlying investments and the timing of asset sales.

Realized capital gains and losses The following table presents the components of realized capital gains (losses) and the related tax effect for the years ended December 31.

($ in thousands)	2019	2018	2017
Impairment write-downs:
Fixed income securities	$(169)	$(285)	$(2,926)
Equity securities	—	—	(2,422)
Limited partnership interests	—	—	(22)

Total impairment write-downs	(169)	(285)	(5,370)
Sales	4,698	(1,548)	19,196
Valuation of equity investments - appreciation (decline):
Equity securities	40,780	(16,364)	—
Limited partnerships (1)	2,231	(2,995)	—

Total valuation of equity investments	43,011	(19,359)	—
Valuation and settlements of derivative instruments	59,087	638	52,506

Realized capital gains (losses), pre-tax	106,627	(20,554)	66,332
Income tax (expense) benefit	(22,392)	4,316	(24,366)

Realized capital gains (losses), after-tax	$84,235	$(16,238)	$41,966

Market-based	$100,112	$(23,400)	$69,009
Performance-based	6,515	2,846	(2,677)

Realized capital gains (losses), pre-tax	$106,627	$(20,554)	$66,332

(1)	Relates to limited partnerships where the underlying assets are predominately public equity securities.

Net realized capital gains in 2019 related primarily to gains on valuation and settlements of derivative instruments and increased valuation of equity investments. Net realized capital losses in 2018 related primarily to decreased valuation of equity investments and sales of fixed income securities.

Impairment write-downs in 2019 and 2018 related to investment-specific circumstances.

Sales in 2019 related primarily to gains from limited partnerships, as well as fixed income securities in connection with ongoing portfolio management. Sales in 2018 related primarily to fixed income securities in connection with ongoing portfolio management.

Valuation and settlements of derivative instruments in 2019 related primarily to the change in fair value of the structured settlement annuity reinsurance agreement. The net realized capital gains on derivative instruments in 2018 primarily comprised gains on foreign currency contracts due to the strengthening of the U.S. dollar.

The table below presents realized capital gains (losses) for performance-based investments for the years ended December 31.

($ in thousands)	2019	2018	2017
Impairment write-downs	$—	$—	$(21)
Sales	3,155	(897)	(1,959)
Valuation of equity investments	2,996	2,856	—
Valuation and settlements of derivative instruments	364	887	(697)

Total performance-based	$6,515	$2,846	$(2,677)

MARKET RISK

Market risk is the risk that we will incur losses due to adverse changes in interest rates, credit spreads, equity prices, commodity prices or currency exchange rates. Adverse changes to these rates and prices may occur due to changes in fiscal policy, the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants or changes in market perceptions of credit worthiness and/or risk tolerance. Our primary market risk exposures are to changes in interest rates, credit spreads and equity prices. We also have direct and indirect exposure to commodity price changes through our diversified investments in infrastructure and energy primarily held in limited partnership interests.

The active management of market risk is integral to our results of operations. We may use the following approaches to manage exposure to market risk within defined tolerance ranges: 1) rebalancing existing asset or liability portfolios, 2) changing the type of investments purchased in the future and 3) using derivative instruments to modify the market risk characteristics of existing assets and liabilities or assets expected to be purchased.

Overview In formulating and implementing guidelines for investing funds, we seek to earn attractive risk adjusted returns that enhance our ability to offer competitive rates and prices to customers while contributing to stable profits and long-term capital growth. Accordingly, our investment decisions and objectives are informed by the underlying risks and product profiles.

Investment policies define the overall framework for managing market and other investment risks, including accountability and controls over risk management activities. These investment activities follow policies that have been approved by our board of directors and which specify the investment limits and strategies that are appropriate given the liquidity, surplus, product profile and regulatory requirements. Executive oversight of investment activities is conducted primarily through our board of directors and investment committee. Asset-liability management (“ALM”) policies further define the overall framework for managing market and investment risks and are approved by our board of directors. ALM focuses on strategies to enhance yields, mitigate market risks and optimize capital to improve profitability and returns while incorporating future expected cash requirements to repay liabilities. These ALM policies specify limits, ranges and/or targets for investments that best meet business objectives in light of the unique demands and characteristics of the product liabilities and are intended to result in a prudent, methodical and effective adjudication of market risk and return.

We use widely-accepted quantitative and qualitative approaches to measure, monitor and manage market risk. We evaluate our market risk exposure using multiple measures including but not limited to duration, value-at-risk, scenario analysis and sensitivity analysis. Duration measures the price sensitivity of assets and liabilities to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Value-at-risk is a statistical estimate of the probability that the change in fair value of a portfolio will exceed a certain amount over a given time horizon. Scenario analysis estimates the potential changes in the fair value of a portfolio that could occur under hypothetical market conditions defined by changes to multiple market risk factors: interest rates, credit spreads, equity prices or currency exchange rates. Sensitivity analysis estimates the potential changes in the fair value of a portfolio that could occur under different hypothetical shocks to a market risk factor. The selection of measures used in our sensitivity analysis should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event. In general, we establish investment portfolio asset allocation and market risk limits based upon a combination of these measures. The asset allocation limits place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies. Although we apply a similar overall philosophy to market risk, the underlying business frameworks and the accounting and regulatory environments may differ between our products and therefore affect investment decisions and risk parameters.

Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates relative to the characteristics of our interest-bearing assets and liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. This risk arises from many of our primary activities, as we invest substantial funds in interest-sensitive assets and issue interest-sensitive liabilities. Changes in interest rates can have favorable and unfavorable effects on our results. For example, increases in rates can improve investment income, but decrease the fair value of our fixed income securities portfolio and increase policyholder surrenders requiring us to liquidate assets. Decreases in rates could increase the fair value of our fixed income securities portfolio while decreasing investment income due to reinvesting at lower market yields and accelerating pay-downs and prepayments of certain investments.

We manage the interest rate risk in our assets relative to the interest rate risk in our liabilities and our assessment of overall economic and capital risk. One of the measures used to quantify this exposure is duration. The difference in the duration of our assets relative to our liabilities is our duration gap. To calculate the duration gap between assets and liabilities, we project asset and liability cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The cash flows used in this calculation include the expected maturity and repricing characteristics of our derivative financial instruments, all other financial instruments, and certain other items including annuity liabilities and other interest-sensitive liabilities. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to callable municipal and corporate bonds, fixed rate single and flexible premium deferred annuities, mortgage-backed securities and municipal housing bonds.

As of December 31, 2019, the difference between our asset and liability duration was a (9.93) gap compared to a (5.96) gap as of December 31, 2018. A negative duration gap indicates that the fair value of our liabilities is more sensitive to interest rate movements than the fair value of our assets, while a positive duration gap indicates that the fair value of our assets is more sensitive to interest rate movements than the fair value of our liabilities. We may have a positive or negative duration gap, as the duration of our assets and liabilities vary based on the characteristics of the products in force and investing activity.

Shorter-term annuity liability cash flows are invested in market-based investments to generate cash flows that will fund future claims, benefits and expenses, and that will earn stable returns across a wide variety of interest rate and economic scenarios. To reduce the risk that investment returns are below levels required to meet the funding needs of longer-term liabilities, we are executing our performance-based strategy that supplements market risk with idiosyncratic risk. We are using these investments, in addition to public equity securities, to support our long-term annuity liability cash flows. Performance-based investments and public equity securities are generally not interest-bearing; accordingly, using them to support interest-bearing liabilities contributes toward a negative duration gap.

Based upon the information and assumptions used in the duration calculation, and market interest rates as of December 31, 2019, we estimate that a 100 basis point immediate, parallel increase in interest rates (“rate shock”) would increase the net fair value of the assets and liabilities by $389.6 million, compared to an increase of $241.3 million as of December 31, 2018, reflecting year to year changes in duration and the amount of assets and liabilities. The estimate excludes traditional and interest-sensitive life insurance and accident and health insurance products that are not considered financial instruments. The assets supporting these products totaled $1.40 billion and $1.22 billion as of December 31, 2019 and 2018, respectively. Based on assumptions described above, these assets would decrease in value by $71.4 million as of December 31, 2019 compared to a decrease of $58.9 million as of December 31, 2018.

To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). Credit spread is the additional yield on fixed income securities and loans above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. The magnitude of the spread will depend on the likelihood that a particular issuer will default (“credit risk”). This risk arises from many of our primary activities, as we invest substantial funds in spread-sensitive fixed income assets.

We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.

Spread duration is calculated similarly to interest rate duration. As of December 31, 2019, the spread duration was 5.31, compared to 5.00 as of December 31, 2018. Based upon the information and assumptions we use in this spread duration calculation, and market spreads as of December 31, 2019, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings would decrease the net fair value of the assets by $277.3 million compared to $257.0 million as of December 31, 2018.

Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the markets. As of December 31, 2019, we held $178.2 million in equity securities, excluding those with fixed income securities as their underlying investments, and limited partnership interests where the underlying assets are predominately public equity securities, compared to $173.7 million as of December 31, 2018. As of December 31, 2019, these investments had an equity market portfolio beta of 1.05, compared to a beta of 1.04 as of December 31, 2018. Beta represents a widely used methodology to describe, quantitatively, an investment’s market risk characteristics relative to an index such as the Standard & Poor’s 500 Composite Price Index (“S&P 500”). Based upon the information and assumptions we used to calculate beta as of December 31, 2019, we estimate that an immediate increase or decrease in the S&P 500 of 10% would increase or decrease the net fair value of these investments by $18.7 million, compared to $18.1 million as of December 31, 2018.

As of December 31, 2019, we held $375.6 million in limited partnership interests excluding those limited partnership interests where the underlying assets are predominately public equity securities compared to $374.6 million as of December 31, 2018. These investments are primarily comprised of private equity and real estate funds. These investments are idiosyncratic in nature and a greater portion of the return is derived from asset operating performance. They are not actively traded, and valuation changes typically reflect the performance of the underlying asset. Based upon the information and assumptions used as of both December 31, 2019 and 2018, we estimate that a 10% immediate increase or decrease in private market valuations would increase or decrease the net fair value of these limited partnership interests by $38 thousand.

For limited partnership interests, quarterly changes in fair values may not be highly correlated to equity indices in the short term and changes in value of these investments are generally recognized on a three-month delay due to the availability of the related investee financial statements. The illustrations noted above may not reflect our actual experience if the future composition of the portfolio (hence its beta) and correlation relationships differ from the historical relationships.

As of December 31, 2019 and 2018, we had separate account assets, related to variable annuity and variable life contracts with account values totaling $265.5 million and $241.7 million, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. In 2006, we disposed of all of the variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of our risk. Equity risk for our variable life business relates to contract charges and policyholder benefits. Total variable life contract charges for both 2019 and 2018 were $1.3 million. Separate account liabilities related to variable life contracts were $15.8 million and $13.2 million as of December 31, 2019 and 2018, respectively.

As of December 31, 2019 and 2018, we had $46.7 million and $36.5 million, respectively, in equity-indexed life liabilities that provide customers with interest crediting rates based on the performance of the S&P 500. We hedge the majority of the risk associated with these liabilities using equity-indexed options and futures and eurodollar futures, maintaining risk within specified value-at-risk limits.

Foreign currency exchange rate risk is the risk that we will incur economic losses due to adverse changes in foreign currency exchange rates. This risk primarily arises from our foreign equity investments, including common stocks and limited partnership interests. We use foreign currency derivative contracts to partially offset this risk.

As of December 31, 2019, we had $110.0 million in foreign currency denominated equity investments, including the impact of foreign currency derivative contracts, and $1.4 million in unhedged non-U.S. dollar fixed income securities. As of December 31, 2018, we had $105.3 million in foreign currency denominated equity investments and $787 thousand in unhedged non-U.S. dollar fixed income securities.

Based upon the information and assumptions used, including the impact of foreign currency derivative contracts, as of December 31, 2019, we estimate that a 10% immediate unfavorable change in each of the foreign currency exchange rates to which we are exposed would decrease the value of our foreign currency denominated instruments by $12.8 million, compared with an estimated $10.7 million decrease as of December 31, 2018.

The modeling technique we use to report our currency exposure does not take into account correlation among foreign currency exchange rates. Even though we believe it is very unlikely that all of the foreign currency exchange rates that we are exposed to would simultaneously decrease by 10%, we nonetheless stress test our portfolio under this and other hypothetical extreme adverse market scenarios. Our actual experience may differ from these results because of assumptions we have used or because significant liquidity and market events could occur that we did not foresee.

CAPITAL RESOURCES AND LIQUIDITY

Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31.

($ in thousands)	2019	2018	2017
Common stock, retained income and additional capital paid-in	$1,442,897	$1,345,273	$1,260,049
Accumulated other comprehensive income	123,750	59,269	143,219

Total shareholder’s equity	$1,566,647	$1,404,542	$1,403,268

Shareholder’s equity increased in 2019, primarily due to net income and increased unrealized net capital gains on investments. Shareholder’s equity increased in 2018, primarily due to net income, partially offset by decreased unrealized net capital gains on investments.

Financial ratings and strength The following table summarizes our insurance financial strength ratings as of December 31, 2019.

Rating agency	Rating
A.M. Best Company, Inc.	A+
S&P Global Ratings	A+
Moody’s Investors Service, Inc.	A2

Our ratings are influenced by many factors including our operating and financial performance, asset quality, liquidity, asset/ liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage, ALIC’s ratings and our strategic integration with Allstate Insurance Company (“AIC”).

In May 2019, A.M. Best affirmed our insurance financial strength rating of A+ and the outlook for the rating is stable. In July 2019, Moody’s downgraded our insurance financial strength rating to A2 from A1 reflecting Moody’s shift to a more standard single rating level positive adjustment for subsidiary company ratings and the outlook for the rating is stable. In December 2019, S&P Global affirmed our insurance financial strength rating of A+ and the outlook for the rating is stable.

We prepare our statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Statutory surplus is a measure that is often used as a basis for determining dividend paying capacity, operating leverage and premium growth capacity, and it is also reviewed by rating agencies in determining their ratings. As of December 31, 2019, our statutory surplus was $614.2 million compared to $644.5 million as of December 31, 2018.

The National Association of Insurance Commissioners (“NAIC”) has developed financial relationships or tests known as the Insurance Regulatory Information System to assist state insurance regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by state insurance regulators. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Additional regulatory scrutiny may occur if a company’s ratios fall outside the usual ranges for four or more of the ratios. Three of our ratios are outside of the usual ranges.

Liquidity sources and uses Our potential sources of funds principally include the following.

Potential sources of funds	Potential uses of funds
Receipt of insurance premiums	Payment of contract benefits, surrenders and withdrawals
Contractholder fund deposits	Reinsurance cessions and payments
Reinsurance recoveries	Operating costs and expenses
Receipts of principal, interest and dividends on investments	Purchase of investments
Sales of investments	Repayment of securities lending
Funds from securities lending	Payment or repayment of intercompany loans
Intercompany loans	Dividends and return of capital to parent
Capital contributions from parent	Tax payments/settlements
Tax refunds/settlements

Intercompany loan agreement We have an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings.

Liquidity exposure A portion of our product portfolio, including fixed annuities and interest-sensitive life insurance, is subject to surrender and withdrawal at the discretion of contractholders. Contractholder funds were $2.55 billion as of December 31, 2019. The following table summarizes contractholder funds by their contractual withdrawal provisions.

($ in thousands)	December 31, 2019	Percent to total
Not subject to discretionary withdrawal	$420,492	16.5%
Subject to discretionary withdrawal with adjustments (1)	625,050	24.5
Subject to discretionary withdrawal without adjustments	1,502,426	59.0

Total contractholder funds	$2,547,968	100.0%

(1)	Includes $150.3 million of liabilities with a contractual surrender charge of less than 5% of the account balance.

Certain remote events and circumstances could constrain our or the Corporation’s liquidity. Those events and circumstances include, for example, a catastrophe resulting in extraordinary losses, a downgrade in the Corporation’s senior long-term debt ratings to non-investment grade status, a downgrade in AIC’s financial strength ratings, or a downgrade in our financial strength ratings. The rating agencies also consider the interdependence of the Corporation’s individually rated entities; therefore, a rating change in one entity could potentially affect the ratings of other related entities.

Cash flows As reflected in our Statements of Cash Flows, lower cash provided by operating activities in 2019 compared to 2018 was primarily due to lower net investment income and increased payments for policy and contract benefits, partially offset by lower tax payments.

Lower cash provided by investing activities in 2019 compared to 2018 was primarily the result of an increase in short-term investments, partially offset by higher collections on mortgage loans.

Lower cash used in financing activities in 2019 compared to 2018 was primarily due to decreased payments for contractholder benefits and withdrawals on fixed annuities.

Contractual obligations and commitments Our contractual obligations as of December 31, 2019 and the payments due by period are shown in the following table.

($ in thousands)	Total	Less than 1 year	1 to 3 years	Over 3 years to 5 years	Over 5 years
Liabilities for collateral (1)	$158,111	$158,111	$—	$—	$—
Contractholder funds (2)	4,294,039	301,976	554,090	489,434	2,948,539
Reserve for life-contingent contract benefits (2)	7,771,616	161,052	316,558	314,114	6,979,892
Payable to affiliates, net	4,973	4,973	—	—	—
Other liabilities and accrued expenses (3)(4)	24,451	19,974	2,825	1,652	—

Total contractual cash obligations	$12,253,190	$646,086	$873,473	$805,200	$9,928,431

(1)

Liabilities for collateral are typically fully secured with cash or short-term investments. We manage our short-term liquidity position to ensure the availability of a sufficient amount of liquid assets to extinguish short-term liabilities as they come due in the normal course of business, including utilizing potential sources of liquidity as disclosed previously.

(2)

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities, including immediate annuities without life contingencies. The reserve for life-contingent contract benefits relates primarily to traditional life insurance, immediate annuities with life contingencies and voluntary accident and health insurance. These amounts reflect the present value of estimated cash payments to be made to contractholders and policyholders. Certain of these contracts, such as immediate annuities without life contingencies, involve payment obligations where the amount and timing of the payment are essentially fixed and determinable. These amounts relate to (i) policies or contracts where we are currently making payments and will continue to do so and (ii) contracts where the timing of a portion or all of the payments has been determined by the contract. Other contracts, such as interest-sensitive life, fixed deferred annuities, traditional life insurance and voluntary accident and health insurance, involve payment obligations where a portion or all of the amount and timing of future payments is uncertain. For these contracts, we are not currently making payments and will not make payments until (i) the occurrence of an insurable event such as death or illness or (ii) the occurrence of a payment triggering event such as the surrender or partial withdrawal on a policy or deposit contract, which is outside of our control. For immediate annuities with life contingencies, the amount of future payments is uncertain since payments will continue as long as the annuitant lives. We have estimated the timing of payments related to these contracts based on historical experience and our expectation of future payment patterns. Uncertainties relating to these liabilities include mortality, morbidity, expenses, customer lapse and withdrawal activity, estimated additional deposits for interest-sensitive life contracts, and renewal premium for life policies, which may significantly impact both the timing and amount of future payments. Such cash outflows reflect adjustments for the estimated timing of mortality, retirement, and other appropriate factors, but are undiscounted with respect to interest. As a result, the sum of the cash outflows shown for all years in the table exceeds the corresponding liabilities of $2.55 billion for contractholder funds and $2.41 billion for reserve for life-contingent contract benefits as included in the Statements of Financial Position as of December 31, 2019. The liability amount in the Statements of Financial Position reflects the discounting for interest as well as adjustments for the timing of other factors as described above. Future premium collections are not included in the amounts presented in the table above.

(3)	Other liabilities primarily include accrued expenses, claim payments and other checks outstanding.
(4)

Balance sheet liabilities not included in the table above include gross deferred tax liabilities of $155.2 million and unearned and advance premiums of $1.4 million. These items were excluded as they do not meet the definition of a contractual liability as we are not contractually obligated to pay these amounts to third parties. Rather, they represent an accounting mechanism that allows us to present our financial statements on an accrual basis. In addition, other liabilities of $5.0 million were not included in the table above because they did not represent a contractual obligation or the amount and timing of their eventual payment was sufficiently uncertain.

Our contractual commitments as of December 31, 2019 and the periods in which the commitments expire are shown in the following table.

($ in thousands)	Total	Less than 1 year	1 to 3 years	Over 3 years to 5 years	Over 5 years
Other commitments - conditional	$15,000	$15,000	$—	$—	$—
Other commitments - unconditional	140,515	32,101	23,490	12,522	72,402

Total commitments	$155,515	$47,101	$23,490	$12,522	$72,402

Contractual commitments represent investment commitments such as limited partnership interests and mortgage loans. Limited partnership interests are typically funded over the commitment period which is shorter than the contractual expiration date of the partnership and as a result, the actual timing of the funding may vary.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates, presented in the order they appear in the Statements of Financial Position, include those used in determining:

•	Fair value of financial assets

•	Impairment of fixed income securities

•	Deferred policy acquisition costs amortization

•	Reserve for life-contingent contract benefits estimation

In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our business and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

A summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a more detailed summary of our significant accounting policies, see the notes to the financial statements in Item 11(e).

Fair value of financial assets Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We use independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual fixed income and other securities for which a fair value has been requested under the terms of our agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. For certain equity securities, valuation service providers provide market quotations for completed transactions on the measurement date. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

The fair value of certain financial assets, including privately placed corporate fixed income securities and free-standing derivatives, for which our valuation service providers or brokers do not provide fair value determinations, is developed using valuation methods and models widely accepted in the financial services industry. Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities or instruments, published credit spreads, and other applicable market data as well as instrument-specific characteristics that include, but are not limited to, coupon rates, expected cash flows, sector of the issuer, and call provisions. Because judgment is required in developing the fair values of these financial assets, they may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets’ fair values.

For most of our financial assets measured at fair value, all significant inputs are based on or corroborated by market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on or corroborated by market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

We gain assurance that our financial assets are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, our processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, we assess the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. We perform procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, we may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal model. As of December 31, 2019 and 2018, we did not adjust fair values provided by our valuation service providers or brokers or substitute them with an internal model for such securities.

The following table identifies fixed income and equity securities and short-term investments as of December 31, 2019 by source of fair value determination.

($ in thousands)	Fair value	Percent to total
Fair value based on internal sources	$384,113	7.8%
Fair value based on external sources (1)	4,548,480	92.2

Total	$4,932,593	100.0%

(1)	Includes $8.4 million that are valued using broker quotes and $8.9 million that are valued using quoted prices or quoted net asset values from deal sponsors.

For additional detail on fair value measurements, see Note 6 of the financial statements in Item 11(e).

Impairment of fixed income securities For fixed income securities classified as available-for-sale, the difference between fair value and amortized cost, net of certain other items and deferred income taxes, is reported as a component of AOCI on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, is considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecast or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer’s ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in management’s decision to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder’s equity, since our fixed income securities are designated as available-for-sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes and related DAC, deferred sales inducement costs and reserves for life-contingent contract benefits, would already be reflected as a component of AOCI in shareholder’s equity.

The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluations of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts recognized and presented within the financial statements.

For additional detail on investment impairments, see Note 5 of the financial statements in Item 11(e).

Deferred policy acquisition costs amortization We incur significant costs in connection with acquiring insurance policies. In accordance with GAAP, costs that are related directly to the successful acquisition of new or renewal insurance policies are deferred and recorded as an asset on the Statements of Financial Position.

DAC related to traditional life and voluntary accident and health insurance is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Significant assumptions relating to estimated premiums, investment returns, as well as mortality, persistency and expenses to administer the business are established at the time the policy is issued and are generally not revised during the life of the policy. The assumptions for determining the timing and amount of DAC amortization are consistent with the assumptions used to calculate the reserve for life-contingent contract benefits. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximate the estimated lives of the policies. The recovery of DAC is dependent upon the future profitability of the business. We periodically review the adequacy of reserves and recoverability of DAC using actual experience and current assumptions. We evaluate our traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products individually. In the event actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and a premium deficiency reserve may be required if the remaining DAC balance is insufficient to absorb the deficiency. In 2019 and 2018, our reviews concluded that no premium deficiency adjustments were necessary. For additional detail on reserve adequacy, see the Reserve for life-contingent contract benefits estimation section.

DAC related to interest-sensitive life insurance is amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life. The rate of DAC amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits (benefit margin); investment income and realized capital gains and losses less interest credited (investment margin); and surrender and other contract charges less maintenance expenses (expense margin). The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. These assumptions are reasonably likely to have the greatest impact on the amount of DAC amortization. Changes in these assumptions can be offsetting and we are unable to reasonably predict their future movements or offsetting impacts over time.

Each reporting period, DAC amortization is recognized in proportion to AGP for that period adjusted for interest on the prior period DAC balance. This amortization process includes an assessment of AGP compared to EGP, the actual amount of business remaining in force and realized capital gains and losses on investments supporting the product liability. The impact of realized capital gains and losses on amortization of DAC depends upon which product liability is supported by the assets that give rise to the gain or loss. If the AGP is greater than EGP in the period, but the total EGP is unchanged, the amount of DAC amortization will generally increase, resulting in a current period decrease to earnings. The opposite result generally occurs when the AGP is less than the EGP in the period, but the total EGP is unchanged. However, when DAC amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable based on facts and circumstances. For products whose supporting investments are exposed to capital losses in excess of our expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC amortization may be modified to exclude the excess capital losses.

Annually, we review and update the assumptions underlying the projections of EGP, including mortality, persistency, expenses, investment returns, comprising investment income and realized capital gains and losses, interest crediting rates and the effect of any hedges, using our experience and industry experience. At each reporting period, we assess whether any revisions to assumptions used to determine DAC amortization are required. These reviews and updates may result in amortization acceleration or deceleration, which are referred to as “DAC unlocking”. If the update of assumptions causes total EGP to increase, the rate of DAC amortization will generally decrease, resulting in a current period increase to earnings. A decrease to earnings generally occurs when the assumption update causes the total EGP to decrease.

The following table provides the effect on DAC amortization of changes in assumptions relating to the gross profit components of investment margin, benefit margin and expense margin during the years ended December 31.

($ in thousands)	2019	2018	2017
Investment margin	$903	$195	$768
Benefit margin	1,563	(520)	(2,342)
Expense margin	(44)	(80)	(353)

Net acceleration (deceleration)	$2,422	$(405)	$(1,927)

In 2019, DAC amortization acceleration for changes in the investment margin component of EGP was due to lower projected future interest rates and investment returns compared to our previous expectations. The acceleration related to benefit margin was primarily due to more refined policy level information and assumptions.

In 2018, DAC amortization acceleration for changes in the investment margin component of EGP related to interest-sensitive life insurance and was due to lower projected investment returns. The deceleration related to benefit margin primarily related to interest-sensitive life insurance and was due to a decrease in projected mortality. The expense margin deceleration primarily related to interest-sensitive life insurance and was due to a decrease in projected expenses.

The following table displays the sensitivity of reasonably likely changes in assumptions included in the gross profit components of investment margin or benefit margin to amortization of the DAC balance as of December 31, 2019.

($ in thousands)	Increase/ (reduction)
Increase in future investment margins of 25 basis points	$4,810
Decrease in future investment margins of 25 basis points	(5,324)

Decrease in future life mortality by 1%	$1,215
Increase in future life mortality by 1%	(1,245)

Any potential changes in assumptions discussed above are measured without consideration of correlation among assumptions. Therefore, it would be inappropriate to add them together in an attempt to estimate overall variability in amortization.

For additional detail related to DAC, see the Operations section of this document.

Reserve for life-contingent contract benefits estimation Due to the long-term nature of traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, benefits are payable over many years; accordingly, the reserves are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses are used when establishing the reserve for life-contingent contract benefits payable under these insurance policies. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. Future investment yield assumptions are determined based upon prevailing investment yields as well as estimated reinvestment yields. Mortality, morbidity and policy termination assumptions are based on our experience and industry experience. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium-paying period. These assumptions are established at the time the policy is issued, are consistent with assumptions for determining DAC amortization for these policies, and are generally not changed during the policy coverage period. However, if actual experience emerges in a manner that is significantly adverse relative to the original assumptions, adjustments to DAC or reserves may be required resulting in a charge to earnings which could have a material effect on our operating results and financial condition.

We periodically review the adequacy of reserves and recoverability of DAC using actual experience and current assumptions. In the event actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.

We evaluate our traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance individually. In 2019 and 2018, our reviews concluded that no premium deficiency adjustments were necessary. As of December 31, 2019, traditional life insurance and voluntary accident and health insurance both have a substantial sufficiency.

As of December 31, 2019, there is marginal sufficiency in the evaluation of immediate annuities with life contingencies which has been adversely impacted primarily by sub-standard structured settlement mortality expectations, where annuitants are living longer than originally anticipated, and the impact of interest rates, which are lower than originally anticipated and are expected to remain low for an extended period. The sufficiency represents less than 1% of applicable reserves for annuity products as of December 31, 2019. Additional reserves may be required in future periods if mortality and interest rates continue to develop in a manner that results in a premium deficiency.

The following table displays the sensitivity of permanent changes in the future investment yield assumption included in the annuity premium deficiency evaluation to the sufficiency balance as of December 31, 2019.

($ in thousands)	Increase/ (reduction) in sufficiency	Change in sufficiency as a percentage of applicable reserves
Increase in future investment yields of 25 basis points	$55,774	3%
Decrease in future investment yields of 25 basis points	$(59,099)	(3)%

We also review these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. In 2019 and 2018, our reviews concluded that there were no projected losses following projected profits in each long-term projection.

We will continue to monitor the experience of our traditional life insurance and immediate annuities. We periodically complete comprehensive mortality studies for our structured settlement annuities with life contingencies to determine whether annuitants are living for a longer period than originally estimated. We anticipate that investment and reinvestment yields, mortality, and policy terminations are the factors that would be most likely to require premium deficiency adjustments to reserves or related DAC. Mortality rates and investment and reinvestment yields are the factors that would be most likely to require a profits followed by losses liability accrual.

For further detail on the reserve for life-contingent contract benefits, see Note 8 of the financial statements in Item 11(e).

REGULATION AND LEGAL PROCEEDINGS

We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 11 of the financial statements in Item 11(e).

PENDING ACCOUNTING STANDARDS

There are pending accounting standards that we have not implemented because the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements in Item 11(e).

The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

Item 11(i). Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 11(j). Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this registration statement.

Item 11(k).   Directors, Executive Officers, Promoters and Control Persons.

Identification of Directors and Executive Officers

Directors are elected at each annual meeting of shareholders for a term of one year. The biographies of each of the directors and executive officers below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, if applicable, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director or executive officer should serve as such for Allstate Life of New York.

Maureen A. Buckley, 59, became a director in March 2016. She has significant executive experience in the insurance industry having served in various leadership roles for over thirty years and is currently the Chief Operating Officer and Operations Director of Inspire Confidence Group, an advisory practice of Ameriprise Financial Services, Inc. From 2010 to 2015, Ms. Buckley served as Chairman, President and Chief Executive Officer of RiverSource Life Insurance Company of New York, a subsidiary of Ameriprise Financial Services, Inc. She has extensive experience in providing executive, fiscal, strategic and operational leadership and possesses a thorough understanding of New York State insurance regulations, regulatory compliance, legal entity operations and government relations. Ms. Buckley is also a former board member of Life Insurance Council of New York (LICONY).

John E. Dugenske, 54, has been President, Investments and Financial Products, since March 2020. He is also a director and President, Investments and Financial Products, of Allstate Life Insurance Company and Allstate Insurance Company, each a parent company of Allstate Life of New York. Mr. Dugenske is responsible for overseeing Allstate’s $88.4 billion investment portfolio. Mr. Dugenske previously served as Executive Vice President and Chief Investment Officer beginning in March 2017 and also as Corporate Strategy Officer beginning in January 2018. Prior to joining Allstate in 2017, Mr. Dugenske served as the group managing director and global head of Fixed Income at UBS Global Asset Management, where he oversaw more than $200 billion in assets. He was also a member of the UBS Asset Management Executive Committee. Prior to joining UBS in 2008, he held leadership positions at Lehman Brothers and held research and portfolio management roles at Deutsche Asset Management and NISA Investment Advisors, LLC.

James M. Flewellen, 62, has been a Senior Vice President since November 2016. Mr. Flewellen is also a Senior Vice President of Allstate Life Insurance Company and Allstate Insurance Company, each a parent company of Allstate Life of New York. He is responsible for leading the life and retirement sales strategy across the field organization. Mr. Flewellen also previously served as a director of Allstate Life of New York. Mr. Flewellen has extensive experience in building distribution capabilities supporting customer needs. Prior to joining Allstate, Mr. Flewellen served for over four years as Chief Distribution Officer at Transamerica, where he managed a diverse distribution portfolio including the Transamerica Career Agency System, Independent Brokerage, World Financial Group and Transamerica Financial Advisors.

Angela K. Fontana, 51, has been a director, General Counsel and Secretary since December 2012, and Senior Vice President since October 2019. Ms. Fontana is also a director, Vice President, General Counsel and Secretary of Allstate Life Insurance Company and a Vice President, Assistant General Counsel and Assistant Secretary of Allstate Insurance Company, each a parent company of Allstate Life of New York. Since joining Allstate in 1995, Ms. Fontana has progressed through various positions. Ms. Fontana previously served as Chief Compliance Officer of Allstate Life of New York and Allstate Life Insurance Company. In addition, she has held positions supporting the Allstate personal lines and Allstate life and retirement business units. Ms. Fontana has a deep understanding of the insurance business generally and has extensive experience in regulatory compliance and government relations. In addition, Ms. Fontana has extensive knowledge regarding Allstate Life of New York’s business, including its products, distribution channels and customers. Ms. Fontana serves as a member of the Board of Directors of LICONY and the Lake Forest Preservation Foundation, as well as a member of the Board of Trustees of Kohl Children’s Museum of Greater Chicago.

Mary Jane Fortin, 55, has been a director, President and Chief Executive Officer since October 2015 and became Chairman of the Board in March 2017. Ms. Fortin is also a director and President of Allstate Life Insurance Company and a director and President, Financial Products, of Allstate Insurance Company, each a parent company of Allstate Life of New York. She leads the go-to-market strategy and execution for Allstate’s life and retirement business, and is responsible for integrating the life and retirement businesses into Allstate Personal Lines. Ms. Fortin also oversees Allstate Benefits, a leading provider of voluntary benefits solutions. Prior to joining Allstate in 2015, Ms. Fortin served as Executive Vice President and Chief Financial Officer of American International Group (AIG) Consumer Insurance, which includes AIG’s global life, retirement and personal lines businesses. She has also served as President and Chief Executive Officer of American General, AIG’s group of domestic life insurance companies. Before joining AIG in 2006, Ms. Fortin held various leadership roles at The Hartford, including senior vice president of mutual funds and 529 programs. Ms. Fortin is a member of the Board of Directors of the American Council of Life Insurers (ACLI). She currently serves on the ACLI CEO Steering Committee on Consumer Issues as well as the CEO Steering Committee on Prudential Issues. Ms. Fortin has extensive experience leading major insurance companies and a deep business and financial services background.

John R. Hurley, 69, became a director in March 2016. Mr. Hurley has decades of experience advising senior management of life and health insurance companies on critical government relations and legal issues and strategic and operational matters in the insurance industry. Since 2013, Mr. Hurley has been Vice President at Park Strategies, LLC, where he is a consultant and lobbyist concentrating on legislative and regulatory matters affecting the life insurance industry and related businesses. Mr. Hurley served as Vice President of Government Relations and Law at Guardian Life Insurance Company of America. He also served on various insurance industry association boards and held various leadership roles, including as chair of the ACLI State Legislative Advisory Group and chair of the Legislative Committee of LICONY. He is a member of ALIC and admitted to practice law in New York State and the United States Courts for the Southern and Eastern Districts of New York.

Mario Imbarrato, 47, became a director in March 2015. He is also a director of Allstate Life Insurance Company and a Senior Vice President of Allstate Insurance Company, each a parent company of Allstate Life of New York. Mr. Imbarrato has extensive experience in financial and capital management, reinsurance management, asset and liability management, actuarial analysis and risk management. Since joining Allstate in 1993, Mr. Imbarrato has held various leadership roles, including leading the planning, financial analysis, expense management, reinsurance, capital planning, strategic operations and financial actuarial teams. Mr. Imbarrato is a Fellow of the Society of Actuaries, a Member of the American Academy of Actuaries and a Chartered Financial Analyst (CFA) charterholder. Mr. Imbarrato is a first cousin of Mr. Rizzo.

Rebecca D. Kennedy, 47, has been a Vice President since July 2018 and has served as a director since January 2020. She is also a Vice President of Allstate Life Insurance Company and Allstate Insurance Company, each a parent company of Allstate Life of New York. In this role, Ms. Kennedy is responsible for leading the claims, annuity operations, life compliance, underwriting and risk management services and medical team. Since joining Allstate in 1999, Ms. Kennedy has held various positions of progressive responsibility within the investments and life and retirement organizations. Ms. Kennedy is a Fellow of the Society of Actuaries and a Chartered Financial Analyst. Ms. Kennedy has extensive experience in the life insurance industry, and especially in life and annuity operations.

Gene L. Lunman, 60, has served as a director since June 2018. Mr. Lunman is also a director of Insurance Technologies, LLC. From 2005 to 2016, he held numerous leadership positions at Metropolitan Life Insurance Company, most recently as Executive Vice President. Mr. Lunman also served as a Vice President at Travelers Life and Annuity until 2005. Mr. Lunman is a Fellow of the Society of Actuaries. Mr. Lunman has a deep knowledge of the life insurance and annuity industry as well as extensive actuarial, product design, and operational expertise.

John R. Raben, Jr., 74, has served as a director since January 1988. Mr. Raben has extensive experience in the financial services industry. Mr. Raben retired as Managing Director of JP Morgan Chase in 2008, where he worked with the commercial and investment banking groups. Prior to that, he was Managing Director of Banc One Securities. Mr. Raben is active in various local organizations. He is a former Chairman of both the Greenwich Emergency Medical Service Board of Directors and the Greenwich Republican Town Committee, and he is currently a member of the Executive Committee of the Greenwich Emergency Medical Service Board of Directors. In addition, Mr. Raben is Treasurer and Board Member of the Cornelia Cogswell Rossi Foundation and a former Treasurer of the Yellowstone Park Foundation.

Theresa Resnick, 57, has been Appointed Actuary since October 2007 and became Vice President in September 2016. She is also Vice President and Appointed Actuary for Allstate Life Insurance Company and Vice President of Allstate Insurance Company, each a parent company of Allstate Life of New York. Ms. Resnick is responsible for all aspects of GAAP, statutory and tax valuation in connection with the life, annuity and health liabilities of Allstate’s life companies. Prior to joining Allstate in 2007, Ms. Resnick served as Assistant Vice President at Aon, where she developed and led the enterprise risk management process for the global organization. Ms. Resnick has deep knowledge of the insurance industry as well as extensive experience in life and health insurance company financial management.

Mario Rizzo, 53, has been Chief Financial Officer since December 2019. Mr. Rizzo is also a director and Chief Financial Officer of Allstate Life Insurance Company and Executive Vice President and Chief Financial Officer of Allstate Insurance Company and The Allstate Corporation, each a parent company of Allstate Life of New York. Mr. Rizzo previously served as Chief Financial Officer of Allstate Personal Lines, where he was responsible for its comprehensive financial planning and analytics. In addition, Mr. Rizzo served for nearly eight years as Allstate Insurance Company’s Treasurer and Assistant Treasurer. He joined the company in 1989. Mr. Rizzo serves as a member of the Finance Committee and the Governing Board of UCAN Chicago, an organization focused on empowering youth to develop into future leaders. He is also a Certified Public Accountant. Mr. Rizzo is a first cousin of Mr. Imbarrato.

Steven P. Sorenson, 55, has been Executive Vice President, Corporate Business Transformation, of Allstate Insurance Company, a parent company of Allstate Life of New York, since January 2020. Previously, Mr. Sorenson was responsible for Allstate’s customer contact and agency service centers and also led procurement, real estate and the project management organization. Since joining Allstate in 2000, Mr. Sorenson has progressed through various leadership positions within the product and distribution organizations. He served as Executive Vice President of Distribution and later as Executive Vice President of Product Operations and then as Executive Vice President, Allstate Brand Operations. He serves on the boards of the Foglia YMCA in Lake Zurich, Illinois, as well as the YMCA of Metropolitan Chicago.

Brian P. Stricker, 59, has been a director and Senior Vice President since September 2017. He is also a director and Senior Vice President of Allstate Life Insurance Company and a Senior Vice President of Allstate Insurance Company, each a parent company of Allstate Life of New York. Mr. Stricker is responsible for leading the conception, design, pricing, implementation and management of life insurance products. Mr. Stricker began his career in 1983 at Baltimore Life Insurance Company, where he most recently served as Senior Vice President and Chief Development Officer, leading all product development, acquisition and alliance-related growth initiatives, in addition to marketing and insurance services. Mr. Stricker is a Fellow of the Society of Actuaries and served on the board of the Y in central Maryland.

Item 11(l).   Corporate Governance.

Compensation Committee Interlocks and Insider Participation

Allstate Life of New York’s Board of Directors does not have a compensation committee. All compensation decisions are made by The Allstate Corporation, as the ultimate parent of Allstate Life of New York. No executive officer of Allstate Life of New York served as a member of the compensation committee of another entity for which any executive officer served as a director of Allstate Life of New York.

Item 11(m).	Security Ownership of Certain Beneficial Owners and Management.

Security Ownership of Certain Beneficial Owners

The following table shows the number of Allstate Life of New York shares owned by any beneficial owner who owns more than five percent of any class of Allstate Life of New York’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	Allstate Life Insurance Company 3075 Sanders Road, Northbrook, IL 60062	100,000	100%
N/A	Allstate Insurance Company 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A
N/A	Allstate Insurance Holdings, LLC 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A
N/A	The Allstate Corporation 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A

Security Ownership of Directors and Executive Officers

The following table shows the Allstate common shares beneficially owned as of March 1, 2020, by each director and named executive officer of Allstate Life of New York individually, and by all executive officers and directors of Allstate Life of New York as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly. It also includes shares subject to stock options exercisable on or before April 30, 2020, and restricted stock units and performance stock awards with restrictions that expire on or before April 30, 2020. The percentage of Allstate common shares beneficially owned by any Allstate Life of New York director, named executive officer or by all directors and executive officers of Allstate Life of New York as a group does not exceed 1%. As of March 1, 2020, none of these shares were pledged as security.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Allstate Common Stock (a)	Common Stock Subject to Options Exercisable and Restricted Stock Units and Performance Stock Awards for which restrictions expire on or prior to April 30, 2020 --- Included in Column (a) (b)
Maureen A. Buckley	0	0
Angela K. Fontana	9,062	9,062
Mary Jane Fortin	207,724	152,258
John R. Hurley	0	0
Mario Imbarrato	22,450	22,450
Rebecca D. Kennedy	2,537	2,437
Gene L. Lunman	0	0
John R. Raben, Jr.	925	0
Mario Rizzo	119,711	100,820
Brian P. Stricker	8,751	8,581
All directors and executive officers as a group	803,533	648,026

Item 11(n).	Transactions with Related Persons, Promoters, and Certain Control Persons.

Transactions with Related Persons.

This table describes certain intercompany agreements involving amounts greater than $120,000 between Allstate Life of New York and the following companies:

•	Allstate Life Insurance Company (“ALIC”), the direct parent of Allstate Life of New York;
•	Allstate Insurance Company (“AIC”), an indirect parent of Allstate Life of New York;
•	Allstate Insurance Holdings, LLC (“AIH”), an indirect parent of Allstate Life of New York; and
•	The Allstate Corporation (“AllCorp”), the ultimate indirect parent of Allstate Life of New York.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC		AIH	AllCorp
Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2004, as amended by Amendment No. 1 effective January 1, 2009, and as supplemented by New York Insurer Supplement to Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, effective March 5, 2005.	2017 2018 2019	5,502,056,803 5,804,734,687 5,455,724,500	[2] [2] [2]	216,231,779 215,649,446 206,839,133	[2] [2] [2]	1,217,961,034 1,240,766,409 1,132,529,633	[2] [2] [2]	0 0 0	15,822,017 24,791,339 24,562,359	[2] [2] [2]
Investment Advisory Agreement and Amendment to Services Agreement as of January 1, 2002 between Allstate Insurance Company, Allstate Investments, LLC and Allstate Life Insurance Company of New York.	2017 2018 2019	8,345,907 9,313,546 8,857,895	[2] [2] [2]	N/A		0 0 0		N/A	N/A

Reinsurance Agreements between Allstate Life Insurance Company and Allstate Life Insurance Company of New York: Reinsurance Agreement effective January 1, 1984, as amended by

Amendment No. 1 effective September 1, 1984,

Amendment No. 2 effective January 1, 1987,

Amendment No. 3 effective October 1, 1988,

Amendment No. 4 effective January 1, 1994,

Amendment No. 5 effective December 31, 1995,

Amendment No. 6 effective December 1, 2007,

Amendment No. 7 effective November 1, 2009,

Amendment No. 8 effective July 1, 2013, and

Amendment No. 9 effective December 31, 2019; Assumption Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York effective July 1, 1984; Reinsurance Agreement effective January 1, 1991, as amended by Amendment No. 1 effective December 31, 1995, and Amendment No. 2 effective December 31, 2019; Stop Loss Reinsurance Agreement effective December 31, 2001, as amended by Amendment No. 1 effective December 31, 2019.

	2017 2018 2019	(52,411,337 2,228,909 59,091,333	)[3] [3] [3]	(52,411,337 2,228,909 (59,091,333	)[3] [3] )[3]	N/A		N/A	N/A
Tax Sharing Agreement among The Allstate Corporation and certain affiliates dated as of November 12, 1996.	2017 2018 2019	904,637,086 650,000,001 584,887,734	[4] [4] [4]	319,344,452 20,823,175 52,327,294		954,496,835 720,044,054 533,996,157		0 0 0	(127,080,526 (107,580,643 (87,501,759	) ) )
Agreement for the Settlement of State and Local Tax Credits among Allstate Insurance Company and certain affiliates effective January 1, 2007.	2017 2018 2019	896,603 0 0	[5] [5] [5]	17,509 0 0	[5] [5] [5]	879,603 0 0	[5] [5] [5]	N/A	N/A
Assignment and Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements entered into as of September 1, 2011 between ALFS, Inc., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Distributors, LLC, Intramerica Life Insurance Company, and Allstate Financial Services, LLC.	2017 2018 2019	422,6896 340,750 444,105	[6] [6] [6]	(135,187 (103,854 (117,322	) ) )	N/A		N/A	N/A

(1)	Each identified Related Person is a Party to the transaction.
(2)	Gross amount of expense received under the transaction.

(3)	Net reinsurance expense.
(4)	Total amounts paid to the Internal Revenue Service.
(5)	Value of transfer transactions.
(6)	Gross amount of the transaction.

Policies and Procedures for Review and Approval of Related Person Transactions

All intercompany agreements to which Allstate Life of New York is a party are approved by the Board as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the New York State Insurance Department, Allstate Life of New York’s domestic regulator pursuant to the applicable state’s insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Allstate Life of New York’s corporate records.

While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Allstate Life of New York, all directors and executive officers of Allstate Life of New York are subject to the Global Code of Business Conduct (“Code”). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of The Allstate Corporation, the ultimate parent company of Allstate Life of New York. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a certification annually.

Independence Standards for Directors

Outside directors of Allstate Life of New York are subject to independence standards based on New York insurance law. Generally, these independence standards require that an independent director cannot be an employee or a beneficial owner of a controlling interest in Allstate Life of New York or any other affiliate of The Allstate Corporation. Applying these independence standards, Ms. Buckley and Messrs. Hurley, Lunman, and Raben are independent.

Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Allstate Life of New York has applied the independence standards required for listed companies of the New York Stock Exchange to the Board. Applying these standards, Allstate Life of New York has determined that Ms. Buckley and Messrs. Hurley, Lunman, and Raben are considered to be independent.

Other Information:

A section entitled “Experts” is added to your prospectus as follows:

Experts:

The financial statements included in this Prospectus and the related financial statement schedules included elsewhere in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedules and includes an explanatory paragraph referring to a change in presentation and method of accounting for the recognition and measurement of financial assets and financial liabilities on January 1, 2018, due to adoption of FASB Accounting Standards Update No. 2016-01, Financial Instruments - Overall (Subtopic 825-10)). Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Under the “More Information” section, the subsection entitled “Legal Matters” is deleted and replaced with the following:

Legal Matters:

Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life of New York’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life of New York.

Principal Underwriter:

Allstate Distributors, L.L.C. (“ADLLC”) serves as the principal underwriter and distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC, an affiliate of Allstate Life Insurance Company of New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

Administration:

Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2019, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

Correspondence sent by regular mail to our Annuity Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.